As filed with the Securities and Exchange Commission on April 23, 2008

Registration Nos.2-80896 and 811-03623

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 56 X

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 59 X

(Check appropriate box or boxes)

THE PRUDENTIAL SERIES FUND

(Exact Name of Registrant)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(800) 778-2255

(Address and telephone number of principal executive offices)

Deborah A. Docs, Secretary

The Prudential Series Fund

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

X on May 1, 2008 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (____) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (____) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Prudential Series Fund
PROSPECTUS
May 1, 2008

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of The Prudential Series Fund:

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Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP International Growth Portfolio
Diversified Conservative Growth Portfolio	SP International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Government Income Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Strategic Partners Focused Growth Portfolio
Jennison 20/20 Focus Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Money Market Portfolio	SP Balanced Asset Allocation Portfolio
Natural Resources Portfolio	SP Conservative Asset Allocation Portfolio
Small Capitalization Stock Portfolio	SP Growth Asset Allocation Portfolio
Stock Index Portfolio
Value Portfolio
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Table of Contents

4	INTRODUCTION
4	About the Fund and Its Portfolios

5	RISK/RETURN SUMMARY
5	Investment Objectives & Principal Strategies of the Portfolios
18	Principal Risks
24	Introduction to Past Performance
25	Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio
38	Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio
49	Past Performance: SP Asset Allocation Portfolios
53	Fees and Expenses of the Portfolios
55	Example

56	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
56	Investment Objectives & Policies

88	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
88	Additional Investments & Strategies

92	HOW THE FUND IS MANAGED
92	Board of Trustees
92	Investment Manager
92	Investment Management Fees
93	Investment Subadvisers
95	Portfolio Managers

109	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
109	Purchasing Shares of the Portfolios
109	Frequent Purchases or Redemptions of Portfolio Shares
110	Net Asset Value
112	Distributor

113	OTHER INFORMATION
113	Federal Income Taxes
113	Monitoring for Possible Conflicts
113	Disclosure of Portfolio Holdings
113	Redemption in Kind

114	FINANCIAL HIGHLIGHTS
114	Introduction

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INTRODUCTION

About the Fund and Its Portfolios

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This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 28 separate portfolios(each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover.

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The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accountsof The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey(collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts).(A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilitiesof the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies forthe same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows thissummary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

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Investment Objectives & Principal Strategies of the Portfolios

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Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreignsecurities. We may invest a portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier thanhigh-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lowerrisk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve ourobjective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

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ThePortfolio is managed by Quantitative Management Associates LLC, and Prudential Investment Management, Inc.

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Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involvea substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio's investable assets(net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money marketinvestments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may investa portion of the Portfolio's assets in high-yield/high-risk debt securities, which are riskier than high-grade securities.We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuerswhether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described abovefor debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can't guaranteesuccess and it is possible that you could lose money.

Prinicpal Risks:

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  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

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The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio's total assets may be investedin high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreignsecurities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective,we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  asset-backed securities risk

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

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The Portfolio is managed by Pacific Investment Management Company LLC, Prudential Investment Management, Inc., Jennison Associates,LLC, EARNEST Partners LLC and RS Investment Management Co. LLC.

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Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investmentpurposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospectsof appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effortto achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

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The Portfolio is managed by Jennison Associates LLC and ClearBridge Advisors, LLC.

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Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreignsecurities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, whichare riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and iswilling to accept a higher level of volatility than the conservative fund, in effort to achieve greater appreciation.Whilewe make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

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The Portfolio is managed by Quantitative Management Associates LLC and Prudential Investment Management, Inc.

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Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser forthe Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. commonstocks. The approximate asset allocations as of January 31, 2008, area of geographic focus, and primary investment style foreach subadviser are set forth below.

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Global Portfolio: Subadviser Allocations
	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented
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Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  value stock risk

  leveraging risk

  management risk

  market risk

  currency risk

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Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investmentpurposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligationsissued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralizedmortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debtsecurities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you couldlose money.

Principal Risks:

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  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

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An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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ThePortfolio is managed by Prudential Investment Management, Inc.

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High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investmentpurposes) in high-yield/high-risk debt investments. Such investments have speculative characteristics and are riskier thanhigh-grade investments. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we makeevery effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  prepayment risk

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The Portfolio is managed by Prudential Investment Management, Inc.

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Jennison Portfolio

Investment Objective: long-term growth of capital.

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We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective,we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

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ThePortfolio is managed by Jennison Associates LLC.

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Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in approximately 40 (which may temporarily range up to 45) equity and equity-related securities of U.S.companies that are selected by the Portfolio's two portfolio managers (approximately 20 by each) as having strong capitalappreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The valueportfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of theirearnings, free cash flow, assets, private market value, or some combination of these factors, which also possess identifiablecatalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth inunits, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offera differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity;above average return on assets or invested capital; sustainable earnings growth superior to the market average and durationof that growth rate; and appropriate valuations. Up to 20% of the Portfolio's total assets may be invested in foreign securities.

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As noted above, the Portfolio may, on a temporary basis, hold up to 45 securities, as circumstances warrant. Such circumstances may include situations where it is determined that the price and/or liquidity to support the sale of a security held by the Portfolio is not currently available.

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While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

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The Portfolio is managed by Jennison Associates LLC.

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Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can't guarantee success.

Principal Risks:

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  credit risk

  interest rate risk

  management risk

  Yankee Obligations risk

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An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

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ThePortfolio is managed by Prudential Investment Management, Inc.

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Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio's performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  nondiversification risk

  market risk

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The Portfolio is managed by Jennison Associates LLC.

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Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2008 the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion.

The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  liquidity risk

  market risk

  smaller company risk

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The Portfolio is managed by Quantitative Management Associates LLC.

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Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  market risk

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The Portfolio is managed by Quantitative Management Associates LLC.

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Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued— those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio's total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000® Value Index and, over the long term, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that "value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  credit risk

  foreign investment risk

  interest rate risk

  leveraging risk

  management risk

  market risk

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The Portfolio is managed by Jennison Associates LLC.

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SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000®Value Index. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if

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they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  foreign investment risk

  management risk

  market risk

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The Portfolio is managed by Davis Advisors.

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SP International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies, although it may also invest in companies of all sizes. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies or which offer attractive growth potential. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks:

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  company risk

  currency risk

  derivatives risk

  foreign investment risk

  growth stock risk

  leveraging risk

  management risk

  market risk

  portfolio turnover risk

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The Portfolio is managed by William Blair & Co. LLC and Marsico Capital Management, LLC.

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SP International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus borrowings made for investment purposes) in equity securities. There is a risk that "value" stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

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The Portfolio is managed by LSV Asset Management and Thornburg Investment Management Inc.

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SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap Growth® Index at time of purchase. As of January 31, 2008, the Russell Midcap Growth® Index had market capitalizations between $0.446 billion and $40.577 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

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The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

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The subadviser follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

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While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Management, Inc.

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Principal Risks:

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  company risk

  derviatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

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The Portfolio is managed by Neuberger Berman Management, Inc.

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SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody's Investor Service, Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio's assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO's forecast for interest rates.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

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  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

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The Portfolio is managed by Pacific Investment Management Company LLC.

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SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

Under normal circumstances, at least 65% of the net assets are invested in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  asset-backed securities risk

  credit risk

  derivatives risk

  foreign investment risk

  high yield risk

  hedging risk

  inflation-indexed securities risk

  interest rate risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  mortgage risk

  portfolio turnover risk

  prepayment risk

  short sales risk

  U.S. government and agency securities risk

  Yankee obligations risk

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The Portfolio is managed by Pacific Investment Management Company LLC.

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SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC believes have the potential for above-average growth. The Portfolio generally defines small and medium-sized companies to be those companies within the market capitalization range of the Russell Midcap®Growth Index (measured at the time of purchase). The Portfolio also may use derivatives to hedge or to improve the Portfolio's returns. The Portfolio may actively and frequently trade its portfolio securities. High

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portfolio turnover results in higher transaction costs and can affect the Portfolio's performance. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

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The Portfolio is managed by Jennison Associates LLC.

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SP Small Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those companies with market capitalizations within the market capitalization range of the Russell 2000 Value Index. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

Principal Risks:

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  company risk

  credit risk

  derivatives risk

  foreign investment risk

  interest rate

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

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The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. and ClearBridge Advisors, LLC.

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SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style: Jennison Associates LLC selects approximately 20 securities and AllianceBernstein L.P. selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money.

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Principal Risks:

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  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  management risk

  market risk

  nondiversification risk

  portfolio turnover risk

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This Portfolio is subadvised by Jennison Associates LLC and AllianceBernstein L.P.

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SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

The SP Asset Allocation Portfolios are "funds of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by Prudential Invesments LLC ("PI" or the "Manager") or its affiliates.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time. Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

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The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset

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Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940, including shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, or any put, call, straddle, option, or privilege on any security or on any group or index of securities.

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The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries inclu in this Prospectus.

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Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success and it is possible that you could lose money.

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Principal Risks

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Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

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Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

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Borrowing risk. A Portfolio mayborrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

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Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

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Common and Preferred Stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

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Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

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Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Although debt obligations rated BBB by S&P or Baa by Moody's are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt— also known as "high-yield bonds" and "junk bonds"— have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

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Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must covertheir open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set asid liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

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Derivatives are volatile and involve significant risks, including:

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Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

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Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

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Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging an may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

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Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk.Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount

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of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

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Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

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Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

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Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

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Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

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Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

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Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

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Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

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Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

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Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

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Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

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High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

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Industry/sector risk.Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of

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portfolio holdings.Interest rate risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

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Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

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Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

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Interest Rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

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License risk. Certain Portfolios rely on licenses from third parties to the relevant subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

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Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio's investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

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Management risk. Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

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Market risk.Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller

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companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

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Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

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Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.Portfolio turnover risk. A Portfolio's investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

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Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's investment subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) require contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

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Prepayment risk. A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

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Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

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Selection risk. The risk that the securities selected by a Portfolio's subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

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Short sale risk.A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding

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both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

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Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

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U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

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Value stock risk. A Portfolio's investments in value stocks carry the risk that the market will not recognize a security's intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

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Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

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Principal Risks: SP Asset Allocation Portfolios

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"Fund of Funds" Structure Description. As previously discussed, each of the SP Asset Allocation Portfolios is a "fund of funds." Each SP Asset Allocation Portfolio has its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each SP Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios invests primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each SP Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk. Asset allocation risk is the risk that the Manager may allocate assets to an asset class that underperforms other asset classes. For example, an SP Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an SP Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk. Underlying Portfolio selection risk is the risk that the Underlying Portfolios selected by the Manager will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Subadviser Selection Risk for Underlying Portfolios. Under normal circumstances, the SP Asset Allocation Portfolios will invest

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primarily in the Underlying Portfolios, as described above. Subadviser selection risk is the risk that the Investment Managers' decision to select or replace a subadviser for an Underlying Portfolio does not produce the intended result. The Investment Manager, however, are not responsible for the day-to-day management of the Underlying Portfolios.

Fund of Funds Risk. The SP Asset Allocation Portfolios invest primarily in the Underlying Portfolios. An Underlying Portfolio may experience relatively large purchases or redemptions from one or more SP Asset Allocation Portfolios. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Portfolio shares, an Underlying Portfolio may experience increased expenses as it buys and sells securities t respond to transactions initiated by an SP Asset Allocation Portfolio. An Underlying Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an SP Asset Allocation Portfolio. In addition, because the SP Asset Allocation Portfolio may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more SP Asset Allocation Portfolio could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an SP Asset Allocation Portfolio that continues to remain invested in such Underlying Portfolios.

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Introduction to Past Performance

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A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

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The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Conservative Balanced Portfolio through Small Capitalization Stock Portfolio

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Conservative Balanced Portfolio

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Annual Returns (Class I shares)

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Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.12%	9.24%	5.11%
S&P 500 Index*	5.49%	12.82%	5.91%
Conservative Balanced Custom Blended Index**	6.10%	8.51%	6.02%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Diversified Bond Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
4.07% (1st quarter of 2001)	-2.54% (2nd quarter of 2004)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.71%	5.40%	5.69%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	5.97%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.57%
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*The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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26
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Diversified Conservative Growth Portfolio

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Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (5/3/99)
Class I Shares	5.91%	10.05%	6.14%
S&P 500 Index*	5.49%	12.82%	2.76%
Diversified Conservative Growth Custom Blended Index**	6.38%	8.15%	5.29%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average***	6.14%	9.78%	4.60%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) and the Lehman Brothers Aggregate Index (60%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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27
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Equity Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	9.32%	14.70%	5.69%	N/A
Class II Shares	8.91%	14.25%	N/A	3.62%
S&P 500 Index**	5.49%	12.82%	5.91%	2.76%
Russell 1000 Index***	5.77%	13.43%	6.20%	3.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.78%	12.19%	5.06%	2.57%
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*Portfolio (Class II) inception: 5/4/99.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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Flexible Managed Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	6.36%	11.24%	5.08%
S&P 500 Index*	5.49%	12.82%	5.91%
Flexible Managed Custom Blended Index**	6.08%	9.42%	6.13%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average***	6.78%	10.68%	6.02%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Global Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	10.48%	17.65%	7.81%
MSCI World Index (GD)*	9.57%	17.53%	7.45%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average**	12.32%	18.70%	8.90%
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*The Morgan Stanley Capital International World Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. The Portfolio utilizes the MSCI World Index (GD) (gross dividends) version of the MSCI World Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Government Income Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.34% (2nd quarter of 2004)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.70%	3.50%	5.58%
Lehman Brothers Government Bond Index*	8.66%	4.10%	5.92%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average**	7.34%	3.72%	5.25%
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*The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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High Yield Bond Portfolio

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Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corporate High Yield Bond Index*	1.87%	10.90%	5.51%
Lehman Brothers High Yield 2% Issuer Capped Index**	2.27%	10.74%	5.59%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	4.09%
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*The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

**The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to the Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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Jennison Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	12.00%	13.27%	5.45%	N/A
Class II Shares	11.56%	12.79%	N/A	-2.85%
S&P 500 Index**	5.49%	12.82%	5.91%	2.34%
Russell 1000 Growth Index***	11.81%	12.11%	3.83%	-2.37%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average****	12.78%	12.34%	5.22%	-0.80%
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*Portfolio (Class II) inception: 2/10/00.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

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33
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Jennison 20/20 Focus Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
18.80% (4th quarter of 1999)	-18.81% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	10.59%	18.13%	8.28%	N/A
Class II Shares	10.12%	17.65%	N/A	6.94%
S&P 500 Index*	5.49%	12.82%	2.76%	2.62%
Russell 1000 Index**	5.77%	13.43%	3.29%	2.80%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average***	5.78%	12.19%	2.57%	2.32%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	5.05%	4.50%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

**The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.

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34
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Money Market Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	5.06%	2.90%	3.66%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	4.78%	2.67%	3.46%
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*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

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7-Day Yield (as of 12/31/07)
Money Market Portfolio*	4.81%
Average Money Market Fund**	4.12%
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*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc. as of December 25, 2007, based on the iMoneyNet Prime Retail Universe.

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35
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Natural Resources Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.48% (3rd quarter of 2001)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	48.30%	37.50%	24.23%	N/A
Class II Shares	47.70%	N/A	N/A	45.05%
S&P 500 Index**	5.49%	12.82%	5.91%	11.44%
Lipper Natural Resources Fund Index***	39.08%	29.97%	N/A	36.69%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.47%	28.77%	16.10%	34.89%



*Portfolio (Class II) inception: 4/28/05.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

***The Lipper Natural Resources Fund Index is an unmanaged, equally-weighted index of the largest mutual funds in the Lipper Natural Resources category of funds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month end return to the inception date of the Portfolio's Class II shares.


36



Small Capitalization Stock Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I Shares	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index*	-0.30%	16.04%	9.03%
Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average**	-1.64%	15.15%	8.88%



*The Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.


37



Past Performance: Stock Index Portfolio through SP Strategic Partners Focused Growth Portfolio


Stock Index Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years
Class I shares	5.10%	12.44%	5.65%
S&P 500 Index*	5.49%	12.82%	5.91%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average**	5.12%	12.39%	5.59%



*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.


38



Value Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	10 Years	Since Class II Inception*
Class I Shares	3.19%	16.55%	7.63%	N/A
Class II Shares	2.82%	16.10%	N/A	7.01%
S&P 500 Index**	5.49%	12.82%	5.91%	4.26%
Russell 1000 Value Index***	-0.17%	14.63%	7.68%	7.29%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	1.69%	12.95%	6.39%	5.81%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	-0.43%	13.21%	6.60%	6.25%



*Portfolio (Class II) inception: 5/14/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio's Class I and Class II shares.


39



SP Davis Value Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.58%	13.92%	5.46%
S&P 500 Index*	5.49%	12.82%	2.03%
Russell 1000 Value Index**	-0.17%	14.63%	7.02%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average***	-0.43%	13.21%	6.52%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average***	1.69%	12.95%	6.02%



*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio within the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios included in the Large Cap Value Funds Average is more consistent with the management of the Portfolio.


40



SP International Growth Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	19.55%	22.33%	2.07%	N/A
Class II Shares	19.12%	21.83%	N/A	1.96%
MSCI EAFE Index (GD)**	11.63%	22.08%	8.07%	8.07%
Lipper Variable Insurance Products (VIP) International Growth Funds Average***	13.95%	22.24%	5.91%	5.91%



*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

**The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.


41



SP International Value Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	18.08%	20.66%	6.36%
MSCI EAFE Index (GD)*	11.63%	22.08%	8.07%
Lipper Variable Insurance Products (VIP) International Value Funds Average**	9.45%	21.59%	8.99%



*The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The Portfolio utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.


42



SP Mid Cap Growth Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.21%	14.97%	-2.48%
Russell Midcap Index*	5.60%	18.21%	8.12%
Russell Midcap Growth Index**	11.43%	17.90%	0.18%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average***	16.48%	17.01%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average***	12.70%	15.06%	-1.70%



*The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.


43



SP PIMCO High Yield Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	3.80%	9.61%	7.39%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint*	3.19%	9.51%	6.83%
Lehman Brothers Intermediate BB Corporate Bond Index**	2.02%	8.00%	6.75%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average***	2.56%	9.62%	5.61%



*The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.



**The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.



***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.


44



SP PIMCO Total Return Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index*	6.97%	4.42%	6.20%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average**	6.25%	4.39%	5.97%



*The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.



**The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.


45



SP Prudential U.S. Emerging Growth Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	16.82%	21.06%	2.75%	N/A
Class II Shares	16.34%	20.62%	N/A	7.21%
S&P MidCap 400 Index**	7.98%	16.20%	7.86%	9.30%
Russell Midcap Growth Index***	11.43%	17.90%	0.18%	6.62%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	16.48%	17.01%	0.55%	5.67%



*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.



**The Standard & Poor's MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index)— an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation— gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.



***The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.



****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class II shares.


46



SP Small Cap Value Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	-3.63%	13.17%	8.61%
Russell 2500 Index*	1.38%	16.99%	8.08%
Russell 2000 Value Index**	-9.78%	15.80%	12.00%
Lipper Variable Insurance Products (VIP) Small-Cap Value Funds Average***	-6.61%	15.74%	10.68%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average***	-1.64%	15.15%	8.15%



*The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.


47



SP Strategic Partners Focused Growth Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Class I Inception*	Since Class II Inception*
Class I Shares	15.24%	12.90%	-1.09%	N/A
Class II Shares	14.68%	12.42%	N/A	0.83%
S&P 500 Index**	5.49%	12.82%	2.03%	3.30%
Russell 1000 Growth Index***	11.81%	12.11%	-3.04%	0.23%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	12.78%	12.34%	-2.01%	0.38%



*Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

**The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

***The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio's Class I and Class II shares.


48



Past Performance: SP Asset Allocation Portfolios


SP Aggressive Growth Asset Allocation Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.20%	16.00%	3.15%
S&P 500 Index*	5.49%	12.82%	2.03%
Aggressive Growth AA Custom Blended Index**	6.44%	15.31%	3.65%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average***	6.22%	13.76%	3.94%



*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MSCI EAFE Index (20%). The Aggressive Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.


49



SP Balanced Asset Allocation Portfolio


Annual Returns (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.35%	12.20%	5.29%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Balanced AA Custom Blended Index**	6.79%	10.96%	4.95%
Secondary Balanced AA Custom Blended Index***	6.21%	9.51%	3.96%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Growth Funds Average****	6.78%	10.68%	4.23%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (GD) (12%). The Primary Balanced AA Custom Blended Indexes utilize the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Balanced AA Custom Blended Index consists of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Conservative Asset Allocation Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.39%	9.81%	5.85%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Conservative AA Custom Blended Index**	6.89%	8.79%	5.46%
Secondary Conservative AA Custom Blended Index***	6.51%	7.83%	4.80%
Lipper Variable Insurance Products (VIP) Mixed-Asset Target Allocation Moderate Funds Average****	6.14%	9.78%	4.65%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%). The Primary Conservative AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Conservative AA Custom Blended Index consists of the Standard & Poor's 500 Index (40%) and the Lehman Brothers Aggregate Bond Index (60%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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SP Growth Asset Allocation Portfolio

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Annual Returns (Class I Shares)

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Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)
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Average Annual Returns (as of 12/31/07)
	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.23%	14.33%	4.33%
S&P 500 Index*	5.49%	12.82%	2.03%
Primary Growth AA Custom Blended Index**	6.64%	13.14%	4.35%
Secondary Growth AA Custom Blended Index***	5.87%	11.17%	3.04%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.22%	13.76%	3.94%
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*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)— an unmanaged index of 500 stocks of large U.S. companies— gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Primary Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (GD) (16%). The Primary Growth AA Custom Blended Index utilizes the MSCI EAFE Index GD (gross dividends) version of the MSCI EAFE Index which does not reflect the impact of withholding taxes on reinvested dividends and generally reflects higher returns. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

***The Secondary Growth AA Custom Blended Index consists of the Standard & Poor's 500 Index (80%) and the Lehman Brothers Aggregate Bond Index (20%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

****The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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Fees and Expenses of the Portfolios

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Class I shares. Investors incur certain fees and expenses in connection with an investment in the Fund's Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 (except as explained in the footnotes) and are expressed as a percentage of the average daily net assets of each Portfolio.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

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Class I Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[5]	Distribution (12b-1) Fees	Other Expenses[3]	Acquired Portfolio Fees and Expenses[1]	Total Annual Portfolio Operating Expenses[2]
Conservative Balanced Portfolio	None	0.55%	None	0.04%	-	0.59%
Diversified Bond Portfolio	None	0.40	None	0.04	-	0.44
Diversified Conservative Growth Portfolio	None	0.75	None	0.39	-	1.14
Equity Portfolio	None	0.45	None	0.02	-	0.47
Flexible Managed Portfolio	None	0.60	None	0.03	-	0.63
Global Portfolio	None	0.75	None	0.06	-	0.81
Government Income Portfolio	None	0.40	None	0.12	0.01	0.53
High Yield Bond Portfolio	None	0.55	None	0.03	-	0.58
Jennison Portfolio	None	0.60	None	0.02	-	0.62
Jennison 20/20 Focus Portfolio	None	0.75	None	0.07	-	0.82
Money Market Portfolio	None	0.40	None	0.03	-	0.43
Natural Resources Portfolio	None	0.45	None	0.03	-	0.48
Small Capitalization Stock Portfolio	None	0.40	None	0.06	-	0.46
Stock Index Portfolio	None	0.35 [4]	None	0.02	-	0.37
Value Portfolio	None	0.40	None	0.03	-	0.43
SP Davis Value Portfolio	None	0.75	None	0.05	-	0.80
SP International Growth Portfolio	None	0.85	None	0.09	-	0.94
SP International Value Portfolio	None	0.90	None	0.09	-	0.99
SP Mid Cap Growth Portfolio	None	0.80	None	0.07	-	0.87
SP PIMCO High Yield Portfolio	None	0.60	None	0.09	-	0.69
SP PIMCO Total Return Portfolio	None	0.60	None	0.07	-	0.67
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	None	0.05	-	0.65
SP Small Cap Value Portfolio	None	0.90	None	0.06	-	0.96
SP Strategic Partners Focused Growth Portfolio	None	0.90	None	0.25	-	1.15
SP Aggressive Growth Asset Allocation Portfolio	None	0.05	None	0.06	0.85	0.96
SP Balanced Asset Allocation Portfolio	None	0.05	None	0.01	0.79	0.85
SP Conservative Asset Allocation Portfolio	None	0.05	None	0.02	0.75	0.82
SP Growth Asset Allocation Portfolio	None	0.05	None	0.01	0.83	0.89
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1 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each SP Asset Allocation Portfolio invests in shares of other Portfolios of the Fund, and some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The SP Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

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2 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class I shares, may be discontinued or otherwise modified at any time. Government Income Portfolio: 0.75%; Stock Index Portfolio: 0.75%; Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Mid Cap Growth Portfolio: 1.00%; SP Small Cap Value Portfolio: 1.05%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

3 Each of the Asset Allocation Portfolios are responsible for the payment of its own "Other Expenses," including, without limitation, custodian fees, legal fees, trustee fees and audit fees, in accordance with the terms of the management agreement.

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4 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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5 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Class II shares. The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. The fees and expenses shown below are based on the fees and expenses incurred in the year ended December 31, 2007 and are expressed as a percentage of the average daily net assets of each Portfolio as of December 31, 2007.

Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

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Class II Shares: Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses [1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
Equity Portfolio	None	0.45%	0.25%	0.17%	-	0.87%
Jennison Portfolio	None	0.60	0.25	0.17	-	1.02
Jennison 20/20 Focus Portfolio	None	0.75	0.25	0.22	-	1.22
Natural Resources Portfolio	None	0.45	0.25	0.18	-	0.88
Value Portfolio	None	0.40	0.25	0.18	-	0.83
SP International Growth Portfolio	None	0.85	0.25	0.24	-	1.34
SP Prudential U.S. Emerging Growth Portfolio	None	0.60	0.25	0.20	-	1.05
SP Strategic Partners Focused Growth Portfolio	None	0.90	0.25	0.40	-	1.55
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1 Includes 0.15% administration fee.

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2 Some of the Portfolios invest in other investment companies. For example, some Portfolios invest in other funds, including the Dryden Core Investment Fund. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown in the column "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007.

When a Portfolio's "Acquired Portfolio Fees and Expenses" are less than 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of the respective Portfolios.

3 Prudential Investments LLC has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets, exclusive of distribution (12b-1) and administration fees of 0.40%) for certain Portfolios of the Fund. These arrangements, which are set forth as follows for Class II shares, may be discontinued or otherwise modified at any time. Value Portfolio: 0.75%; SP International Growth Portfolio: 1.24%; SP Strategic Partners Focused Growth Portfolio: 1.25%.

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4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.

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Example

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The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Expense Example: Class I Shares
	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$60	$189	$329	$738
Diversified Bond Portfolio	$45	$141	$246	$555
Diversified Conservative Growth Portfolio	$116	$362	$628	$1,386
Equity Portfolio	$48	$151	$263	$591
Flexible Managed Portfolio	$64	$202	$351	$786
Global Portfolio	$83	$259	$450	$1,002
Government Income Portfolio	$54	$170	$296	$665
High Yield Bond Portfolio	$59	$186	$324	$726
Jennison Portfolio	$63	$199	$346	$774
Jennison 20/20 Focus Portfolio	$84	$262	$455	$1,014
Money Market Portfolio	$44	$138	$241	$542
Natural Resources Portfolio	$49	$154	$269	$604
Small Capitalization Stock Portfolio	$47	$148	$258	$579
Stock Index Portfolio	$38	$119	$208	$468
Value Portfolio	$44	$138	$241	$542
SP Davis Value Portfolio	$82	$255	$444	$990
SP International Growth Portfolio	$96	$300	$520	$1,155
SP International Value Portfolio	$101	$315	$547	$1,213
SP Mid Cap Growth Portfolio	$89	$278	$482	$1,073
SP PIMCO High Yield Portfolio	$70	$221	$384	$859
SP PIMCO Total Return Portfolio	$68	$214	$373	$835
SP Prudential U.S. Emerging Growth Portfolio	$66	$208	$362	$810
SP Small Cap Value Portfolio	$98	$306	$531	$1,178
SP Strategic Partners Focused Growth Portfolio	$117	$365	$633	$1,398
SP Aggressive Growth Asset Allocation Portfolio	$98	$306	$531	$1,178
SP Balanced Asset Allocation Portfolio	$87	$271	$471	$1,049
SP Conservative Asset Allocation Portfolio	$84	$262	$455	$1,014
SP Growth Asset Allocation Portfolio	$91	$284	$493	$1,096
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Expense Example: Class II Shares
	1 Year	3 Years	5 Years`	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	$104	$325	$563	$1,248
Jennison 20/20 Focus Portfolio	$124	$387	$670	$1,477
Natural Resources Portfolio	$90	$281	$488	$1,084
Value Portfolio	$85	$265	$460	$1,025
SP International Growth Portfolio	$136	$425	$734	$1,613
SP Prudential U.S. Emerging Growth Portfolio	$107	$334	$579	$1,283
SP Strategic Partners Focused Growth Portfolio	$158	$490	$845	$1,845
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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

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Investment Objectives & Policies

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Each Portfolio's investment objective and policies are described on the following pages. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

The assets of certain Portfolios are independently managed by more than one subadviser under a multi-manager structure. Pursuant to the multi-manager structure, the investment manager, Prudential Investments LLC (PI), determines and allocates a portion of each multi-manager Portfolio's assets to each of the subadvisers to that Portfolio. The allocations will be reviewed by PI periodically and may be altered or adjusted by PI without prior notice. Such adjustments will be reflected in the annual update to the prospectus.

Although each subadviser of a given multi-manager Portfolio may follow, under normal circumstances, a similar policy of investing (for example, at least 80% mid-capitalization companies), each subadviser expects to utilize different investment strategies to achieve the Portfolio's objective. The current asset allocations and principal investment strategies for each subadviser are summarized below.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

Under normal conditions, we will invest within the ranges shown below:

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Conservative Balanced Portfolio: Investment Ranges
Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%
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The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor's 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated "investment grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments. T Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations.

The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt. The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investment grade securities

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56
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and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio's investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio's assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives— to try and improve the Portfolio's returns, to protect is assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

  Purchase and sell exchange-traded funds (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed-delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc.

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Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio's investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates— if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio's short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor

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57
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Service, Inc. (Moody's), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio's investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities,mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio's total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio's total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate swap futures contracts and options on those contracts.

  Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

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Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio's assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

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Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio's total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio's benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio's assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, obligations of non-U.S. governments or their subdivisions, agencies and government sponsored enterprises, corporate debt obligations of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, inflation-indexed bonds issued by both governments and corporations, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans, and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investor Service, Inc. (Moody's), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio's total assets in lower rated securities that are riskier and considered speculative. The Portfolio may invest up to 25% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. With respect to PIMCO's segment, foreign currency exposure (from non-U.S. dollar denominated securities or currencies) normally will be limited to 20% of the total assets of the segment. Up to 10% of the Portfolio's total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio's total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

Generally, the Portfolio's assets will be allocated as shown in the table below. However, we may rebalance the Portfolio's assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio's investment objective and policies.

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Diversified Conservative Growth Portfolio: Asset Allocation
Asset Class & Allocation Percentage	Subadviser	Investment Style
Fixed Income— 40% of Portfolio Assets	Pacific Investment Management Company LLC (PIMCO)	Mostly high-quality debt instruments
Fixed Income— 20% of Portfolio Assets	Prudential Investment Management, Inc.	High-yield debt, including junk bonds and emerging market debt
Equities— 15% of Portfolio Assets	Jennison Associates LLC	Growth-oriented, focusing on large-cap stocks
Equities— 15% of Portfolio Assets	Jennison Associates LLC	Value-oriented, focusing on large-cap stocks
Equities— 5% of Portfolio Assets	EARNEST Partners LLC	Value-oriented, focusing on small-cap and mid-cap stocks
Equities— 5% of Portfolio Assets	RS Investment Management Co. LLC	Growth-oriented, focusing on small-cap and mid-cap stocks
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We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped

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securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities, including CLOs and CBOs. No more than 5% of the Portfolio's assets may be invested in CDOs, CLOs and CBOs.

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts.

  Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

  Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

  Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

  Invest in delayed delivery and when-issued securities.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock.

  Convertible debt.

  Debt from emerging markets.

  Event-linked bonds.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Long and short credit default swaps.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

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Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stock of major established companies as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers major established companies to be those companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 1000® Index was $0.446 billion to $486.715 billion.

Up to 20% of the Portfolio's investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as "junk bonds."

In deciding which stocks to buy, the investment subadvisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison's allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. ClearBridge Advisors LLC will use a "core" approach with respect to 50% of the Portfolio's assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company's earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position,

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improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

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Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by Jennison and ClearBridge Advisors, LLC (ClearBridge). As of January 31, 2008, Jennison managed approximately 55% and ClearBridge managed approximately 45% of the Portfolio's assets.

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Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities— in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a higher level of volatility than the conservative fund in effort to achieve greater appreciation.

Generally, we will invest within the ranges set out below:

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Flexible Managed Portfolio: Asset Allocation
Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%
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The equity portion of the Fund is generally managed under an "enhanced index style." Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor's 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and cre of the U.S. Government is Treasury Inflation

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Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or "junk bonds" are riskier than investm grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio's total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Real Estate Investment Trusts (REITs).

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio's assets may be invested in these instruments).

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

  Purchase and sell exchange-traded fund shares (ETFs).

  Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio's assets may be invested in credit-linked securities.

  Repurchase agreements. The Portfolio may partcipate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

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In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC (QMA), and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc (PIM).

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Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a "growth" approach or a "value" approach in selecting either foreign or U.S. common stocks.

Prudential Investments LLC (PI) utilizes a top-down, macro-driven investment process for managing the Portfolio's allocations among

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the subadvisers. The approximate asset allocation as of January 31, 2008, area of geographic focus, and primary investment style for each subadviser are set forth below:

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Global Portfolio: Subadviser Allocations
Subadviser	Approximate Asset Allocation	Primary Geographic Focus & Asset Class	Investment Style
William Blair	29%	Foreign Equity	Growth-oriented
LSV	24%	Foreign Equity	Value-oriented
Marsico	27%	U.S. Equity	Growth-oriented
T. Rowe Price	20%	U.S. Equity	Value-oriented
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William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection. The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a "value" approach in selecting investments. T. Rowe Price's in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. In selecting investments, T. Rowe Price generally looks for one or more of the following: low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm; low stock price relative to a company's underlying asset values; companies that may benefit from restructuring activity; and/or a sound balance sheet and other positive financial characteristics. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in the U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

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  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is co-managed by William Blair & Company LLC, LSV Asset Management, Marsico Capital Management LLC, and T. Rowe Price Associates, Inc.

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Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio's investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody's or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities and financial indexes.

  Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

  Forward foreign currency exchange contracts and foreign currency futures contracts.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

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The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio's assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 2,377%, 734%, and 507%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average val of the portfolio. High portfolio turnover (100% or more) results in

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higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

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High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt investments, which are often referred to as high-yield bonds or "junk bonds." High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio's investable assets in medium to lower rated debt investments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated investments tend to offer better yields than higher rated investments with the same maturities because the issuer's financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated investments tend to occur more frequently and in a more pronounced manner than for issuers of higher rated investments.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Common stock, debt securities, convertible debt and preferred stock.

  Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

  Asset-backed securities.

  Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio's assets may be invested in CDOs.

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on debt securities.

  Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  PIK bonds.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

  Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

  Credit-linked securities, which may be linked to one or more underlying credit default swaps.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

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Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc. (PIM).

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Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also

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invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody's or BBB by S&P (or if unrated, of comparable quality our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio's assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Equity swap agreements.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of approximately 20 value stocks and approximately 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in companies valued at a discount to their true worth, as defined by the value of their earnings, free cash flow, assets, private market value, or some combination of these factors, that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Due to the Portfolio's concentrated nature, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. Typically, the Portfolio will be investing in approximately 40 securities (which may temporarily range up to 45 securities). The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. The Portfolio aims to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

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Normally, the Portfolio will invest at least 80% of its total assets in equity and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants

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and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio's total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio's total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on financial indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

  Purchase or sell securities on a when-issued or delayed delivery basis.

  Short sales. No more than 25% of the Portfolio's net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio's net assets for short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can't guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows. We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present "minimal credit risk" and are of "eligible quality." "Eligible quality" for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers' acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rulesapplicable to

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money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rulesgoverning money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase securities on a when-issued or delayed delivery basis.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

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The Portfolio is managed by Prudential Investment Management, Inc (PIM).

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

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Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio's investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities with an attractive combination of valuation versus peers, organic reserve and production growth, and competitive unit cost structure. We focus on secular, rather than tactical considerations. Depending on prevailing trends, we may shift the Portfolio's focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio's total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio's performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio's investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody's or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality. These high-risk or "junk bonds" are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody's (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These

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holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody's (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody's or Ca by S&P or in unrated securities of comparable quality.

Up to 50% of the Portfolio's total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies— including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor's Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio's investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not "managed" in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time - as of January 31, 2008, the S&P SmallCap 600 Index stocks had market capitalizations of between $60 million and $3 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies to try to improve the Portfolio's returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase and sell options on equity securities and stock indexes.

  Purchase and sell stock index futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

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  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P SmallCap 600 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. "Standard & Poor's," "Standard & Poor's Small Capitalization Stock Index" and "Standard & Poor's SmallCap 600" are trademarks of McGraw Hill.

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Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). We aim to hold the same security composition as the S&P 500 Index, with the exception of Prudential Financial, Inc. stock. Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio's investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio's performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio's holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio's returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Purchase and sell options on stock indexes.

  Purchase and sell stock futures contracts and options on those futures contracts.

  Purchase and sell exchange-traded fund shares (ETFs).

  Short sales and short sales against-the-box. No more than 5% of the Portfolio's total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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The Portfolio is managed by Quantitative Management Associates LLC (QMA).

A stock's inclusion in the S&P 500 Index in no way implies S&P's opinion as to the stock's attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. "Standard & Poor's," "Standard & Poor's 500" and "500" are trademarks of McGraw Hill.

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Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

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We will normally invest at least 65% of the Portfolio's total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. The Fund defines large capitalization companies as those companies with market capitalizations, measured at the time of purchase, to be within the market capitalization of the Russell 1000® Value Index. As of January 31, 2008, the Russell 1000® Value Index had market capitalizations of between $0.490 billion and $486.715 billion. When deciding which stocks to buy, we rely on proprietary fundamental research. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities - like bonds, corporate notes and preferred stock - that can be converted into a company's common stock, the cash value of common stock or some other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team's estimate of a stock's upside and downside becomes neutral or unfavorable (stated differently, the stock's valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio's total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody's or S&P. We may also invest in obligations rated as low as CC by Moody's or Ca by S&P. These securities are considered speculative and are often referred to as "junk bonds." We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio's total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) and similar receipts or shares traded in U.S. markets as foreign securities.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Alternative investment strategies— including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Swap agreements, including interest rate and equity swaps.

  Purchase and sell options on equity securities.

  Purchase and sell exchange traded funds, stock indexes and foreign currencies.

  Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Short sales and short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

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Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio's assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio's assets when the markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations within the market capitalization range of the Russell 1000 Value Index (measured as of the time of purchase). As of January 31, 2008 the market capitalization range of the Russell 1000 Value Index was $.49 billion to $486.7 billion. The Portfolio may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies

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that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

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  Proven track record

  Significant personal ownership in business

  Smart application of technology to improve business and lower costs

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Strong Financial Condition and Profitability

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  Strong balance sheet

  Low cost structure/low debt

  High Returns on Capital

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Strategic Positioning for the Long Term

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  Non-obsolete products/services

  Dominant or growing market share in a growing market

  Global presence and brand names

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Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

  Substantial Investments in securities that are principally engaged in the financial services sector.

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The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio's investment objective.

The Portfolio is managed by Davis Advisors.

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SP International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio invests in securities of primarily non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom, the Pacific Basin and emerging market countries, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs) and other similar depositary receipts and shares, which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that they select stocks based on individual company research, rather than allocating by country or

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sector. In researching which stocks to buy, William Blair looks at a company's basic financial and operational characteristics as well as compare the company's stock price to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company's stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair's research process is to have regular contact with management of the companies that they purchase in order to confirm earnings expectations and to assess management's ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company's products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company's peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company's fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

In selecting investments for the Portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

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The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

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Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

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The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only "Investment-Grade" fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody's Investors Service, Inc. (Moody's), or Standard & Poor's Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities: </

  Purchase and sell options on equity securities, stock indexes and foreign currencies.

  Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

  Alternative investment strategies—including derivatives— to try to improve the Portfolio's returns, to protect its assets or for short-term cash management.

  Forward foreign currency exchange contracts.

  Purchase securities on a when-issued or delayed delivery basis.

  Borrow up to 33% of the value of the Portfolio's total assets.

  Short sales against-the-box.

  Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

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In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio's assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

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This Portfolio is co-managed by William Blair and Marsico. As of January 31, 2008, William Blair was responsible for managing approximately 69% of the Portfolio, and Marsico was responsible for managing approximately 31% of the Portfolio.

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SP International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To achieve the Portfolio's investment objective, the Portfolio will invest at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in a single country. A company is considered to be a foreign company if it satisfies at least one of the following criteria:

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  its securities are traded principally on stock exchanges in one or more foreign countries;

  it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries;

  it maintains 50% or more of its assets in one or more foreign countries;

  it is organized under the laws of a foreign country.

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The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin. The companies in which the Portfolio may invest may be of any size.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio's assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio's liquidity needs.

Thornburg uses individual company and industry analysis to make investment decisions. The portfolio may include stocks that in Thornburg's opinion provide value in a broader or different context. The relative proportions of these different types of securities will vary over time. Stocks are grouped into three categories: Basic Value, Consistent Earners, and Emerging Franchises.

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  Basic Value stocks are financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

  Consistent Earners are companies with steady earnings and dividend growth that are selling at attractive valuations and are priced below historical norms.

  Emerging Franchises are value-priced companies in the process of establishing a leading position in a product, service, or market that is expected to grow at an above average rate.

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Generally, the majority of the portfolio will be invested in Basic Value and Consistent Earners. Debt securities are considered for investment when Thornburg believes them to be more attractive than equity alternatives.

Among specific factors considered in identifying undervalued securities for inclusion in the portfolio are: price/earnings ratio, price to book value, price/cash flow ratio, debt/capital ratio, dividend yield, dividend history, security and consistency of revenue stream, undervalued assets, relative earnings growth potential, industry growth potential, industry leadership, dividend growth potential, franchise value and potential for favorable developments.

Like all equity securities, the market values of securities held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial marke movements. As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities.

Investments in foreign securities involve different risks that U.S. investments, including fluctuations in currency exchange rates,

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unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. Foreign investments of the Portfolio may include securities issued by companies locating in developing countries. Developing countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Convertible securities.

  Warrants.

  Foreign securities.

  Options (on stock, debt, stock indices, foreign currencies, and futures).

  Futures contracts.

  Forward foreign currency exchange contracts.

  Interest rate swaps.

  Loan participations.

  Reverse repurchase agreements.

  Dollar rolls.

  When-issued and delayed delivery securities

  Short sales.

  Illiquid securities.

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The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is co-managed by LSV and Thornburg. As of January 31, 2008, LSV was responsible for managing approximately 36% of the Portfolio, and Thornburg was responsible for managing approximately 64% of the Portfolio.

Under normal conditions, the Manager will determine the division of assets and cash flows for the SP International Value Portfolio among the applicable subadvisers. All daily cash infl (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the applicable subadvisers as the Manager deems appropriate. The Manager may change the target allocation of assets among the applicable subadvisers, transfer assets between the applicable subadvisers, or change the allocation of cash inflows or cash outflows among the applicable subadvisers for any reason and at any time without prior notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

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SP Mid Cap Growth Portfolio

Investment Objective: to seek capital growth.

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Principal Investment Policies and Risks:

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The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks of mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

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The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

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The subadviser employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the subadviser looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the subadviser analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company's products; earnings growth relative to competitors; and market valuation in comparison to a stock's own historical norms and the stocks of other mid-cap companies.

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The subadviser follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive. As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of the equity securities in the Portfolio will decline.

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As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio's growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

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Other Investments:

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Although equity securities are normally the Portfolio's primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below.

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Fixed Income Securities. The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

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Foreign Securities. The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio's assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

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Covered Call Options. The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

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Real Estate Investment Trusts (REITs). The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans.

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Temporary Investments. When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

The Portfolio is managed by Neuberger Berman Management, Inc.

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SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as "junk bonds." The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment

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opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities. The Portfolio may invest up to 15% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Portfolio's total assets.

Securities rated lower than Baa by Moody's Investors Service,Inc. (Moody's) or equivalently rated by Standard & Poor's Ratings Services (S&P) are sometimes referred to as "high-yield" or "junk" bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

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The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions.

  Preferred stock.

  Debt from emerging markets.

  Event-linked bonds.

  Inflation-indexed bonds issued by both governments and corporations.

  Convertible debt and convertible preferred stock securities.

  Short sales.

  Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

  Repurchase Agreements and Reverse repurchase agreements.

  Dollar rolls.

  Illiquid securities (up to 15% of the Portfolio's net assets may be invested in these instruments).

  Securities issued by other investment companies (up to 10% of the Portfolio's assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the sectionon SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its total assets in high-yield/high risk securities (also known as "junk bonds") rated B or higher by Moody's or equivalently rated by S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO's security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt obligations: commercial paper, securities issues or guaranteed by the U.S. government, its agencies or government sponsored enterprises, corporate debt securities of U.S. and non-U.S. issuers including convertible securities and corporate commercial paper, repurchase agreements, reverse repurcahse agreements, inflation-indexed bonds issued by both government and corporate entities, bank certificates of deposit, fixed time deposits and bankers' acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or "indexed" securities and event-linked bonds, loan participations and assignments, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

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The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging countries.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Swap agreements, including interest rate, index, credit default, currency exchange rate, total return and spreadlocks. The Portfolio may also invest in swaptions

  Preferred stock.

  Debt from emerging markets.

  Forward foreign currency exchange contracts.

  Event-linked bonds.

  Convertible debt and convertible preferred stock.

  Short sales.

  Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

  Repurchase Agreements and Reverse Repurchase Agreements.

  Dollar rolls.

  Illiquid securities (up to15% of the Portfolio's assets may be invested in these instruments).

  Securities of other investment companies (up to 10% of the Portfolio's assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

  Long and short credit default swaps.

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The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

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SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can't guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio generally defines small and medium-sized companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap® Growth Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell Midcap® Growth Index was $.45 billion to $40.58 billion.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

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The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company's common stock, the cash value of common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio's total returns. As the Portfolio's assets grow, the impact of IPO investments will decline, which may reduce the Portfolio's total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service,Inc. or Standard & Poor's Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Repurchase agreements.

  Foreign currency forward contracts.

  Derivative strategies.

  Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

  Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares.

  Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

  Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

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The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio's principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2007, 2006 and 2005, the Portfolio's turnover rates were 54%, 70%, and 142%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio's performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio's assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio's ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison Associates LLC (Jennison).

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SP Small Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we

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can't guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations within the market range of the Russell 2000 Value Index (measured as of the time of purchase). As of January 31, 2008, the market capitalization range of the Russell 2000 Value Index was approximately $0.040 billion to $5.922 billion. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplac In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

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  Well-positioned businesses that have: (i) attractive returns on capital; (ii) sustainable earnings and cash flow; (iii) strong company management focused on long-term returns to shareholders

  Attractive valuation opportunities where: (i) The intrinsic value of the business is not reflected in the stock price.

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Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company's prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the "value traps" that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM's proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding "value traps." GSAM believes the key to successful investing in the small cap value space is to avoid the "losers" or "value traps." Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the "losers," GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, ClearBridge looks for "value" attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or ClearBridge's individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more than the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Derivative strategies to reduce certain risks of its investments and to enhance income.

  Purchase and sell options on equity securities or stock indices.

  Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

  Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

  Forward foreign currency exchange contracts.

  Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

  Swaps.

  Repurchase agreements.

  Equity and/or debt securities of Real Estate Investment Trusts (REITs).

  Private Investments in Public Equity "PIPES."

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The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. ("GSAM") and ClearBridge Advisors, LLC ("ClearBridge"). As of January 31, 2008, GSAM managed approximately 52% and ClearBridge managed approximately 48% of the Portfolio's assets.

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SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity and equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio's strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment subadviser to the Portfolio utilizes a growth style: Jennison selects approximately 20 securities and AllianceBernstein selects approximately 30 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio's assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 50 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment subadviser will sell the stock at that time. During market declines, either investment subadviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the subadviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser's portfolio segment.

In deciding which stocks to buy, each investment subadviser uses what is known as a growth investment style. This means that each subadviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size— small-, medium- and large capitalization— although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions. Under normal conditions, there will be an approximately equal division of the Portfolio's assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein's portion of the portfolio are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund's portfolio.

Jennison's portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each

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investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio's assets in equity and equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio's assets when the equity markets are unstable.

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The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

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  Repurchase agreements.

  Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio's portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only "covered" options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

  Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

  Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

  Purchase put and call options and write (sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges.

  Short sales.

  Derivatives to try to improve the Portfolio's returns. The Portfolio may use hedging techniques to try to protect the Portfolio's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

  Nonconvertible preferred stocks.

  Convertible debt and convertible preferred stock.

  American Depositary Receipts (ADRs).

  Warrants and rights that can be exercised to obtain stock.

  Investments in various types of business ventures, including partnerships and joint ventures.

  Equity and debt securities issued by Real Estate Investment Trusts (REITs).

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The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio's performance.

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The Portfolio is managed by Jennison Associates LLC (Jennison) and AllianceBernstein L.P. As of January 31, 2008, Jennison was responsible for managing approximately 58% of the Portfolio and AllianceBernstein L.P. was responsible for managing approximately 42% of the Portfolio.

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SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund's Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can't guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

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  the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

  the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or the investor who wants to take advantage of the risk management features of an asset allocation program.

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Each SP Asset Allocation Portfolios is a "fund of funds." That means that each SP Asset Allocation Portfolio invests primarily in one or more mutual funds as described below. Other mutual funds in which in which an SP Asset Allocation Portfolio may invest are collectively referred to as the "Underlying Portfolios." Consistent with the investment objectives and policies of the SP Asset Allocation Portfolios, other mutual funds may from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the SP Asset Allocation Portfolios. Currently, the only Underlying Portfolios in which the SP Asset Allocation Portfolios are authorized to invest are other Portfolios of the Fund, the AST Marsico Capital Growth Portfolio of Advanced Series Trust (AST), the AST International Value Portfolio of AST, the AST Global Real Estate Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Large-Cap Value Portfolio, the AST Small-Cap Growth Portfolio and certain money market funds advised by the Manager or its affiliates. AST is an open-end management investment company co-managed by the Manager and its affiliate, AST Investment Services, Inc. under a manager-of-managers approach.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below:

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The Manager may, at any time, change an SP Asset Allocation Portfolio's allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio's investments to cause such investments to match the Underlying Portfolio allocation at any time.

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The SP Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each SP Asset Allocation Portfolio is now permitted under current law to invest in "securities" as defined under the Investment Company Act of 1940. For these purposes, the term "securities" includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Up to 100% of an SP Asset Allocation Portfolio's assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Trustees of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than AST Marsico Capital Growth Portfolio, AST International Value Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio and AST Small-Cap Growth Portfolio, please refer to their investment summaries included in this Prospectus. The investment objectives and policies of the AST International Value Portfolio are substantially similar to the investment objectives and policies of the SP International Value Portfolio. For more information on the AST Marsico Capital Growth Portfolio, AST Global Real Estate Portfolio, AST Western Asset Core Plus Bond Portfolio, AST Large-Cap Value Portfolio, and AST Small-Cap Growth Portfolio, please see below.

AST Marsico Capital Growth Portfolio. The investment objective of AST Marsico Capital Growth Portfolio is capital growth. AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection. The Portfolio's core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio's performance) and may increase taxable distributions for shareholders.

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AST Global Real Estate Portfolio. The investment objective of the AST Global Real Estate Portfolio is to seek capital appreciation and income. In pursuing its investment objective, the Portfolio will normally invest at least 80% of its investable assets (net assets plus any borrowings made for investment purposes) in equity-related securities of real estate companies. This means that the will concentrate its investments in companies that derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or companies that have at least 50% of their assets in these types of real estate-related areas.

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The Portfolio will invest in equity-related securities of real estate companies on a global basis, which means that the companies may be U.S. companies or foreign companies. There is no limit on the amount of Portfolio assets that may be invested in the securities of foreign companies.

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The Global Real Estate Portfolio anticipates that its investments in equity-related securities of real estate companies will be primarily in publicly-traded real estate investment trusts (REITs). The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real-estate. The Portfolio will execute its strategy of acquiring ownership interests in commercial real estate through investments in, for example, single member limited liability companies where the

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Portfolio is the sole member, joint ventures, other equity-linked investments, and mezzanine debt. Investments may include niche property types, such as self storage, medical office, life sciences buildings and small hotels, or may include properties that require development, re-development or other management expertise to create or enhance value. Private real estate-related investments are treated as illiquid investments because they may require a substantial length of time to be sold. As illiquid investments, they may be sold at a substantial discount from comparable investments that are liquid.

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Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in securities of issuers not in the real estate industry. These include equity-related securities (i.e., securities that may be converted into or exchanged for common stock or the cash value of common stock, known as convertible securities, discussed below), fixed income securities, U.S. Government securities and money market instruments.

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AST Western Asset Core Plus Bond Portfolio. The investment objective of theAST Western Asset Core Plus Bond Portfolio of Advanced Series Trust (the Core Plus Bond Portfolio) is to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Core Plus Bond Portfolio. No assurance can be given that the Core Plus Bond Portfolio will achieve its investment objective.

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Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Subadvisors for the Core Plus Bond Portfolio.

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The Core Plus Bond Portfolio invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Core Plus Bond Portfolio may invest in a variety of securities and instruments, including: (1) U.S. Government Obligations; (2) corporate obligations ("corporate obligations" include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities); (3) inflation-indexed securities; (4) mortgage- and other asset-backed securities; (5) obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations; (6) fixed-income securities of non-governmental U.S. or non-U.S. issuers; (7)taxable municipal obligations; (8) variable and float rate debt securities; (9) commercial paper and other short-term investments; (10) certificates of deposit, time deposits, and bankers' acceptances; (11) loan participations and assignments; (12) structured notes; and (13) repurchase agreements.

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Duration refers to the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Core Plus Bond Portfolio's average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action bring the Core Plus Bond Portfolio's average modified duration back within the Portfolio's expected average modified duration range within a reasonable period of time.

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The Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as "junk bonds" or "high-yield securities." The Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securitie

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AST Large-Cap Value Portfolio. The investment objective of the AST Large-Cap Value Portfolio is to seek current income and long-term growth of income, as well as capital appreciation. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in large capitalization companies. Large capitalization companies are generally those that have market capitalizations, at the time of purchase, within the market capitalization range of the Russell 1000® Value Index. The 80% requirement applies at the time the Portfolio invests its assets. Some of these securities may be acquired in initial public offerings (IPOs). In addition to these principal investments, the Portfolio may invest up to 20% of its total assets in foreign securities.

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AST Small-Cap GrowthPortfolio.The investment objective of the AST Small-Cap Growth Portfolio is long-term capital growth. The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets. The Portfolio normally pursues its objective by investing primarily in the common stocks of small-capitalization companies. For purposes of the Portfolio, small-capitalization companies are generally those that have market capitalizations no larger than the largest capitalized company

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included in the Russell 2000® Growth Index at the time of the Portfolio's investment.
The size of the companies in the Russell 2000® Growth Index and those on which the subadvisers intend to focus the Portfolio's investments will change with market conditions.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

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Additional Investments & Strategies

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As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs)— Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities— An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs)— A CDO is a security backed by an underlying portfolio of d obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock— A convertible security is a security— for example, a bond or preferred stock— that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer— through their conversion mechanism— the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps— In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities— Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives— A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest— a security, market index, currency, interest rate or some other benchmark— will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls— Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar— but not necessarily the same— security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps— In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts— A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

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Futures Contracts— A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps— In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also "Swaps" defined below.

Joint Repurchase Account— In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments— Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

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Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options— A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

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Private Investments in Public Equity (PIPEs)— A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs)— A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements— In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements— In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales— In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box— A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options— A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps— Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps— In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment)

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of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities— With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio's holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI. We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI.

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HOW THE FUND IS MANAGED

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Board of Trustees

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The Board of Trustees oversees the actions of the Investment Manager, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

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Investment Manager

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Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial,Inc., serves as the overall investment manager for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion.

The Fund uses a "manager-of-managers" structure. Under this structure, PI is authorized to select (with approval of the Fund's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Fund's board of directors as to whether each subadviser's agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio's assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

A discussion regarding the basis for the Board's approval of the Fund's investment management and subadvisory agreements is available in the Fund's semi-annual report (for agreements approved during the six-month period ended June 30), and in the Fund's annual report (for agreements approved during the six-month period ended December 31).

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Investment Management Fees

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The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to PI during 2007:

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Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40%
Diversified Conservative Growth Portfolio	0.75%
Equity Portfolio	0.45%
Flexible Managed Portfolio	0.60%
Global Portfolio	0.75%
Government Income Portfolio	0.40%
High Yield Bond Portfolio	0.55%
Jennison Portfolio	0.60%
Jennison 20/20 Focus Portfolio	0.75%
Money Market Portfolio	0.40%
Natural Resources Portfolio	0.45%
Small Capitalization Stock Portfolio	0.40%
Stock Index Portfolio[1]	0.35%
Value Portfolio	0.40%
SP Davis Value Portfolio	0.75%
SP International Growth Portfolio	0.85%
SP International Value Portfolio	0.90%
SP Mid Cap Growth Portfolio	0.80%
SP PIMCO High Yield Portfolio	0.60%
SP PIMCO Total Return Portfolio	0.60%
SP Prudential U.S. Emerging Growth Portfolio	0.60%
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SP Small Cap Value Portfolio	0.90%
SP Strategic Partners Focused Growth Portfolio	0.90%
SP Aggressive Growth Asset Allocation Portfolio	0.05%
SP Balanced Asset Allocation Portfolio	0.05%
SP Conservative Asset Allocation Portfolio	0.05%
SP Growth Asset Allocation Portfolio	0.05%
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1 The Portfolio's contractual management fee rate is as follows: 0.35% for average net assets up to $4 billion, and 0.30% for average net assets in excess of $4 billion.

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Investment Subadvisers

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Each Portfolio of the Fund has one more more investment subadvisers providing the day-to-day investment management of the Portfolio. PI pays each investment subadviser out of the fee that PI receives from the Fund. The investment subadvisers for each Portfolio of the Fund are listed in the table below:

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Investment Subadvisers
Portfolio	Investment Subadviser
Conservative Balanced Portfolio	Prudential Investment Management, Inc. (PIM)
Quantitative Management Associates LLC (QMA)
Diversified Bond Portfolio	PIM
Diversified Conservative Growth Portfolio	Jennison Associates LLC (Jennison)
EARNEST Partners LLC
Pacific Investment Management Company LLC (PIMCO)
RS Investment Management Co. LLC
PIM
Equity Portfolio	Jennison
ClearBridge Advisors, LLC
Flexible Managed Portfolio	QMA
PIM
Global Portfolio	William Blair & Company LLC
LSV Asset Management
Marsico Capital Management, LLC
T. Rowe Price Associates
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison
SP Davis Value Portfolio	Davis Advisors
SP International Growth Portfolio	William Blair & Company LLC
Marsico Capital Management, LLC
SP International Value Portfolio	LSV Asset Management
Thornburg Investment Management Inc.
SP Mid Cap Growth Portfolio	Neuberger Berman Management Inc.
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	Goldman Sachs Asset Management, L.P.
ClearBridge Advisors, LLC
SP Strategic Partners Focused Growth Portfolio	Jennison
AllianceBernstein L.P.
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SP Aggressive Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Growth Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Balanced Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
SP Conservative Asset Allocation Portfolio	Prudential Investments LLC (Adviser)
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Descriptions of each subadviser are set out below:

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Jennison Associates LLC (Jennison) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 Jennison managed in excess of $86 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

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Prudential Investments LLC (PI) See "HOW THE FUND IS MANAGED-Investment Manager".

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Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2007 PIM had approximately $209 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2007, QMA managed approximately $62 billion in assets, including approximately $5 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers, and approximately $7 billion that QMA allocated to investment vehicles advised by QMA. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

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AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients, large institutions, private clients and individual mutual fund investors. AllianceBernstein's assets under management totaled $800 billion, as of December 31, 2007. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

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ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018, and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2007, ClearBridge had assets under management of approximately $101 billion.

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Davis Advisors (Davis) managed approximately $105 billion in assets as of December 31, 2007. Davis' address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

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EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2007, managed approximately $23 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

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Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2007, GSAM, including its investment advisory affiliates, had assets under management of $737 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

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LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2007, LSV had approximately $73.2 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

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Marsico Capital Management, LLC (MCM) MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM. MCM's address is 1200 17th Street, Suite 1600, Denver, CO 80202.

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Neuberger Berman Management Inc. (Neuberger Berman)is a wholly owned subsidiary of Neuberger Berman Inc. ("NBI"), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. ("LBHI"). LBHI, which trades on the New York Stock Exchange under the ticker symbol "LEH" through its subsidiaries (LBHI and its subsidiaries collectively "Lehman Brothers"), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had

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approximately $148.5 billion in assets under management as of December 31, 2007. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

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Pacific Investment Management Company LLC (PIMCO) a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz SE ("Allianz SE") is the indirect majority owner of AGI LP. Allianz SE is a European-based, multinational insurance and financial services holding company. As of December 31, 2007, PIMCO managed $746.3 billion in assets. PIMCO's address is 840 Newport Center Drive, Newport Beach, California 92660.

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RS Investment Management Co. LLC (RS Investments) offers growth, value, and core equity strategies as well as subadvised fixed income and international capabilities. As of December 31, 2007, the firm managed approximately $18.1 billion. Today, RS Investments is an independent subsidiary of Guardian Investor Services LLC, with RS employees retaining a substantial minority stake in the firm. The firm was founded in 1986 and has offices at 388 Market Street, San Francisco California, and in New York.

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T. Rowe Price Associates, Inc. (T. Rowe Price) and its affiliates managed approximately $400 billion in assets as of December 31, 2007. T. Rowe Price's address is 100 East Pratt Street, Baltimore, Maryland 21202.

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Thornburg Investment Management, Inc. (Thornburg) is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of December 31, 2007, Thornburg had approximately $52.9 billion in assets under management. Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

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William Blair & Company LLC (William Blair). Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions: investment banking, sales and trading, asset management and private capital. As of December 31, 2007, William Blair managed approximately $49 billion in assets. William Blair's address is 222 West Adams Street, Chicago, Illinois 60606.

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Portfolio Managers

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Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's Statement of Additional Information (SAI) provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

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Conservative Balanced Portfolio and Flexible Managed Portfolio

Equity Segments

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QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA's portfolio management team primarily responsible for the day-to-day management of the equity portion and asset allocation of the Conservative Balanced Portfolio.

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Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

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John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

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Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA's predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension

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consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

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Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller's Group. She joined QMA's predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA's Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University. She has managed the Conservative Balanced Portfolio since 2006.

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Margaret Stumpp, Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion and asset allocation of the Flexible Managed Portfolio. Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

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Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of the Fixed Income unit (Prudential Fixed Income Management; PFIM) of Prudential Investment Management, Inc. manage the fixed income segments of the Portfolios.

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Kay T. Willcox is Managing Director and Senior Portfolio Manager of the Core Fixed Income Strategy at PFIM, including both intermediate and long-term portfolios. She has managed the fixed income portion of the Portfolios since 1999. Previously, Ms. Willcox was a mortgage-backed security portfolio manager for the US Liquidity Team. Ms. Willcox managed a segment of The Prudential Insurance Company of America's proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. She joined Prudential Financial in 1987. Ms. Willcox began her investment career in 1982 in the futures division of Shearson Lehman Brothers. Ms. Willcox received a BA in Mathematics from the University of Texas and an MBA in Finance from Columbia University.

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Malcolm Dalrymple is Principal and portfolio manager for Prudential Fixed Income Management's Structured and Short Maturity Strategies. Mr. Dalrymple is also a corporate bond portfolio manager for the Investment Grade Corporate Team and is responsible for corporate security selection in Core Fixed Income portfolios. He has specialized in corporate bonds since 1990. From 1984 to 1990, Mr. Dalrymple was a money markets portfolio manager. He joined Prudential Financial in 1979, working in securities lending and as a bank analyst. Mr. Dalrymple received a BS in Finance from the University of Delaware and an MBA in Finance from Rutgers University. He has worked in investments since 1984.

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Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

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Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PFIM, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans for all distribution channels He also is a senior portfolio manager for Investment Grade Corporate Bonds and a sector portfolio manager for multi-sector fixed income strategies. He has managed the Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial's proprietary fixed income portfolios. He began his investment career when he joined Prudential Financial in 1986. After completing his MBA in Finance at The Wharton School of the University of Pennsylvania in 1987, Mr. Kellner rejoined the group as a municipal bond analyst. In addition to his MBA, Mr. Kellner received a BCE in Civil Engineering from Villanova University. He holds the Chartered Financial Analyst (CFA) designation.

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Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business

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Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

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David Bessey is Managing Director and Senior Portfolio Manager for Core Plus Fixed Income Strategies at PFIM. He is also Head of the Emerging Markets Team for PFIM. He has co-managed the Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial's long-term funding book. Mr. Bessey's investment career began when he joined Prudential Financial in 1989. Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey received a BS in Geological Engineering from Cornell University and an MBA in Finance from the Sloan School at the Massachusetts Institute of Technology (MIT)..

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Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Chris Dialynas of PIMCO is responsible for the day-to-day management of the core fixed-income segment of the Portfolio. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on the High Yield Team of Prudential Fixed Income Management, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See "High Yield Bond Portfolio" below for more information. Mr. Appleby has managed the Portfolio since 1999.

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Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia Universityin 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Small / Mid-Cap Growth Equity Segment

William J. Wolfenden III is a principal of RS Investments and has managed the RS Smaller Company Growth Fund and related separate accounts since joining the firm in April 2001. Previously, he had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Prior to that, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Bill holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

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D. Scott Tracy is a co-portfolio manager and an analyst in the RS Growth Group and a vice president at RS Investments. He has been a co-portfolio manager of the RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

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Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

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Equity Portfolio

Spiros "Sig" Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

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Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of ClearBridge, has been responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge since February 2001. Mr. Kagan has been with ClearBridge or its predecessor entities since 1994.

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Michael Kagan is a Managing Director, Co-Director of Research and Senior Portfolio Manager at ClearBridge Advisors. Michael joined a predecessor organization in 1994 and has 22 years investment industry experience. He is an Investment Committee Member and manages large cap core, sector neutral strategies. Michael previously was employed as an Equity Analyst for Zweig Advisors and portfolio manager of the Fidelity Select Construction and Housing Fund at Fidelity Investments. Mr. Kagan received his BA in Economics from Harvard College and attended MIT Sloan School of Management.

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Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm's international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over 29 years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006. Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr.

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Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico has been the portfolio manager for the Marsico managed sleeve of the PSF Global Portfolio since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price. Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School. David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund's Investment Advisory Committee. He also co-manages several of the firm's separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

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Government Income Portfolio

Robert Tipp, Richard Piccirillo and Craig Dewling of Prudential Fixed Income Management (PFIM) co-manage the Portfolio.

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Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PFIM. He has co-managed the Portfolio since 2003. He is also Head of the US Liquidity Sector Team, (US government securities, mortgage-backed securities, US agencies, and fixed-income derivative products), as well as the Money Market Sector, Global Sector, and the Municipal Sector Teams. He is portfolio manager for TIPs strategies and is a co-portfolio manager for multi-sector fixed income strategies. Previously, Mr. Tipp served as co-head of Prudential Financial's institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. He received a BS in Business Administration with highest honors and an MBA in Finance with honors from the University of California, Berkeley. Mr. Tipp holds the Chartered Financial Analyst (CFA) designation. Mr. Tipp's investment career began in 1984.

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Richard Piccirillo is Vice President and portfolio manager for the US Liquidity Team at PFIM. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees Watts. Mr. Piccirillo started his career as an analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University. He began his investment career in 1991.

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Craig Dewling is Managing Director and Head of the US Liquidity Team at PFIM. The Team invests in US Treasuries, Agencies, Mortgages and Interest Rate Derivatives for all distribution channels. He is also a senior portfolio manager for Mortgage-Backed Securities and Prudential's total return portfolios. He has specialized in mortgage-backed securities since 1991. Earlier, he was a taxable bond generalist for Prudential proprietary accounts, specializing in Treasuries and agencies. Mr. Dewling joined Prudential Financial in 1987 in the Securities Systems Group. He began his investment career with Prudential in 1990. He received a BS in Quantitative Business Analysis from The Pennsylvania State University and an MBA in Finance from Rutgers University.

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High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at Prudential Fixed Income Management. The Team is headed by Paul Appleby and also includes portfolio managers Stephen Haeckel, Terence Wheat, Robert Spano, and Michael Collins.

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Paul Appleby, CFA, is Managing Director and Head of the Leveraged Finance team at PFIM, which includes the High Yield Sector Team and Bank Loan Sector Team. He also covers the metal, cable, and technology sectors. He has managed the portfolio since 1999. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial's proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial's private placement group. Mr. Appleby began his investment career when he joined Prudential Financial in 1987. Previously, he was a strategic planner for Amerada Hess. Mr. Appleby received a BS in Economics from The Wharton School of the University of Pennsylvania and an MBA from the Sloan School at the Massachusetts Institute of Technology (MIT). He holds the Chartered Financial Analyst (CFA) designation.

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Robert Spano, CFA, CPA, is a Principal and high yield sector portfolio manager for the High Yield Bond Team. Previously, he was a high yield credit analyst for 10 years in the Credit Research Unit, covering the health, lodging, consumer, gaming, restaurant, and chemical industries. Earlier, Mr. Spano worked as an investment analyst in the Project Finance Unit of Prudential's private placement group. He also held positions in the internal audit and risk management units of Prudential Securities. Mr. Spano joined Prudential Financial in 1991 and began his investment career in 1997. He received a BS in Accounting from the University of Delaware and an MBA from New York University. He holds the Chartered Financial Analyst (CFA) and Certified Public Accountant (CPA) designations.

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Stephen Haeckel is Principal and high yield sector portfolio manager on the High Yield Team. Mr. Haeckel specializes in the auto, airline, aero/defense, industrial, and media sectors. Mr. Haeckel has managed the portfolio since joining the High Yield Team in 1999. Previously, he was a credit analyst with PFIM. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial's private investments. He joined Prudential Financial in 1990. His investment career began in 1987 as an Investment Officer at MONY Capital Management. Mr. Haeckel received a BS in Psychology from Dartmouth College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

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Terence Wheat, CFA, is Principal and high yield sector portfolio manager on the High Yield Team. He is responsible for the paper, telecom, homebuilding, gaming, lodging, retail, consumer, and supermarkets sectors. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PFIM's Credit Research Group. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential's Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and began his investment career in 1993. He received a BS in Accounting and an MBA from Rider University. Mr. Wheat holds the Chartered Financial Analyst (CFA) designation.

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Michael J. Collins, CFA, is Principal on the High Yield Team, responsible for investment strategy, risk management, and derivatives. He has managed the portfolio since 2001. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins joined Prudential Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI).

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Jennison Portfolio

Michael A. Del Balso, Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and

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the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Jennison 20/20 Focus Portfolio

Spiros "Sig" Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio's investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utiity and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Money Market Portfolio

Joseph M. Tully, Manolita Brasil and Robert Browne of Prudential Fixed Income Management (PFIM) are primarily responsible for the day-to-day management of the Portfolio.

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Joseph M. Tully is Managing Director and Head of the Money Market Group at PFIM, overseeing all taxable and tax-exempt money markets portfolios.. He has managed the Money Market Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has been managing short-term fixed income investments since 1985 and began his investment career in 1983. He received a BS in Finance from Fordham University and an MBA from Rutgers University.

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Manolita Brasil is Vice President and sector portfolio manager for the Money Market Group. She has been managing the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PFIM since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979. She received a BS in Management Science from Kean College and an MBA from Fairleigh Dickenson University.

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Robert T. Browne is Vice President and sector portfolio manager for the Money Market Group. He has been managing the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989. He received a BA in Economics with an emphasis in Accounting from Ursinus College.

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Natural Resources Portfolio

David A. Kiefer, CFA, John "Jay" Saunders, and Neil P. Brown, CFA, are the portfolio managers of the Portfolio.

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David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

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John "Jay" Saunders is a Managing Director of Jennison. Prior to joining Jennison in October 2005, Mr. Saunders worked for the Global Oil Team as a Vice President at Deutsche Bank Securities from 2000 to 2005. At Deutsche Bank Securities, he covered North American integrated oils, independent refiners and exploration and production companies. From 1997 to 2000, Mr. Saunders worked at the Energy Intelligence Group and became the Managing Editor for the Oil Market Intelligence newsletter, reporting on a broad range of energy topics. From 1994 to 1997, he was with Hart Publications, Inc./The Oil Daily Co. where he was an Associate Editor responsible for oil-related publications. Mr. Saunders received a B.A. from the College of William and Mary in 1992 and a Masters in Print Journalism from American University in 1998. He was ranked as the number one Refiners analyst by Zach's Investment Research in 2005. He has managed the Portfolio since November 2006.

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Neil P. Brown, CFA, is a Principal of Jennison, which he joined in November 2005. Prior to joining Jennison, Mr. Brown worked on the North American Oil and Gas Exploration and Production team as an Equity Research Associate/Analyst at Deutsche Bank Securities from 2000 to 2005. Prior to that, he worked at Donaldson, Lufkin, and Jenrette as a Research Associate covering the Exploration and Production sector. Mr. Brown also worked as an Analyst in Metropolitan Life Insurance Company's Institutional Finance department from 1997 to 2000. He received a B.A. in Mathematics and History from Duke University in 1997 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since November 2006.

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The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios.

Wai C. Chiang is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results.Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

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Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios.

John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA's portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading

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foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA's predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

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Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison's Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1999 and large cap blend equity assets since 2000. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential's management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the utility and power industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr.Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

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SP International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the segment of the Portfolio managed by William Blair. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became a subadviser to the Portfolio in May 2004.

James G. Gendelman is the portfolio manager for the Marsico managed sleeve of the SP International Growth Portfolio. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs Co. He holds a bachelor's degree in Accounting from Michigan State University and an MBA in Finance from the University of

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Chicago. Mr. Gendelman was a certified public accountant for Ernst Young from 1983 to 1985. Mr. Gendelman has managed the Portfolio since Marsico became a subadviser to the Portfolio in November 2006.

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SP International Value Portfolio

The LSV segment of the Portfolio is co-managed by Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok and Vermeulen have managed the LSV portion of the Portfolio since LSV became a subadviser to the Portfolio in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

The portfolio managers responsible for the day-to-day management of the Thornburg portion of the SP International Value Portfolio are William V. Fries, CFA, a Managing Director of Thornburg, Wendy Trevisani, a Managing Director of Thornburg, and Lei Wang, CFA, also a Managing Director of Thornburg, who serve as co-portfolio managers. Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.

Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

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SP Mid Cap Growth Portfolio

The Portfolio is managed by Kenneth J. Turek, CFA. Mr. Turek is a Vice President of Neuberger Berman Management, Inc., a managing director of Neuberger Berman, LLC, and portfolio manager on Neuberger Berman's Growth Equity team. He joined the firm in 2002. Previously, he spent five years as a vice president and senior portfolio manager in institutional asset management at Northern Trust. Additionally, Mr. Turek was a portfolio manager at National Investment Services and Chief Investment Officer at Cole Taylor Bank. He began his investment career in 1985 at Northern Trust. He received his B.A. from the University of Wisconsin at Madison and an M.B.A. from DePaul University.

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SP PIMCO High Yield Portfolio

Mark T. Hudoff of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Hudoff is an Executive Vice President and portfolio manager in the high yield area. He joined PIMCO in 1996, previously having been associated with BCA where he worked as a fixed income strategist. Mr. Hudoff started as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage our European credit business, including the management of PIMCO's European High Yield funds. He currently oversees PIMCO's Global High Yield products. Mr. Hudoff has over twenty years of investment experience and holds a bachelor's degree in economics from Arizona State University, and an MBA in finance from the University of Chicago School of Business. Mr. Hudoff has managed the Portfolio since May 2007.

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SP PIMCO Total Return Portfolio

Chris Dialynas of PIMCO is responsible for the day-to-day management of the Portfolio's assets. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and

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Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since September 2000.

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SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman, CFA, is a Managing Director of Jennison, which he joined in August 2000. Prior to Jennison, Mr. Mullman was with Prudential, which he joined in 1987 as an associate in the corporate finance group, where he originated a variety of private placement investments, including fixed rate debt securities, leverage buyouts, ESOP financings, and asset-backed investments. From 1991 to 1995, he served as a vice president in Prudential's financial restructuring group, where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman has been managing institutional small cap portfolios since 1996. He received his B.A. from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is a member of The New York Society of Security Analysts, Inc. and the CFA Institute. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Small Cap Value Portfolio

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers at GSAM primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, Dolores Bamford, Scott Carroll, J. Kelly Flynn, Sally Pope Davis and Robert Crystal. Peter Hable is responsible for the day-to-day management of the Portfolio's assets managed by ClearBridge.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager
Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm's Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager
Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

Dolores Bamford, CFA: Managing Director; Portfolio Manager
Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

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Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

J. Kelly Flynn: Vice President; Portfolio Manager
Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sally Pope Davis: Vice President; Portfolio Manager
Sally is a Portfolio Manager for the U.S. Value Team, where she has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Before her experiences at Goldman Sachs, Sally spent two years as a Bank Analyst at Brown Brothers Harriman Co. and six years at Chase Manhattan.

Robert Crystal: Vice President; Portfolio Manager
Robert is a Portfolio Manager on the U.S. Value Team, where he covers Small Cap Value technology stocks. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Before that, he was a Vice President at Schroder Investment Management and Assistant Vice President at Wheat First Butcher Singer. Rob joined the Value Team in March of 2006.

Peter Hable is Managing Director, Senior Portfolio Manager of ClearBridge, and is responsible for the day-to-day management of the portion of the Portfolio advised by ClearBridge. Mr. Hable has been in the investment industry since 1983. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance. He has been with ClearBridge or its predecessor entities since 1983.

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SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein's US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein's US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros "Sig" Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr.Segalas generally has final authority over all aspects of the portion of the Portfolio's investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros "Sig" Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts,Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

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The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

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SP Asset Allocation Portfolios

PI typically uses teams of portfolio managers and analysts to manage the SP Asset Allocation Portfolios. The following portfolio managers share overall responsibility for coordinating the Portfolios' activities, including determining appropriate asset allocations and Underlying Portfolio weights, reviewing overall Portfolio compositions for compliance with stated investment objectives and strategies, and monitoring cash flows.

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Michael Lenarcic, PhD, is a portfolio manager for the Portfolios and has discretionary responsibility to implement the Portfolios' investment strategies and to invest cash flows for the Portfolios. Dr. Lenarcic is a Managing Director of Quantitative Management Associates LLC (QMA). Previously, he was a Vice President at Wilshire Associates, a leading pension consulting firm, where he was head of the Asset Allocation Division. Earlier, Dr. Lenarcic was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University.

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Ted Lockwood is a portfolio manager for the Portfolios and a Managing Director of QMA. Previously, Mr. Lockwood was with ATT and a member of the technical staff at ATT Bell Laboratories. Mr. Lockwood graduated summa cum laude with a BE in Engineering from Stony Brook University and received an MS in Engineering and an MBA in Finance from Columbia University.

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Brian Ahrens is a portfolio manager for the Portfolios and Senior Vice President and Head of the Strategic Investment Research Group of Prudential Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Currently, this team consults on over $110 billion in total assets and assists in the management of almost $20 billion in asset allocation portfolios. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

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Marcus Perl, is a portfolio manager for the Portfolios and a Vice President of PI. He focuses on the quantitative modelling of asset allocation strategies, financial market research, and the formulation of investment strategy. Prior to joining Prudential in October 2000, Mr. Perl was Vice President at FX Concepts where he was responsible for market risk modelling, performance analytics, and statistical research. He also worked as an Associate at Wilshire Associates. Mr. Perl holds an MA in Finance from the Warsaw School of Economics, an MA in Econometrics from California State University Long Beach, and an MA in Economics from the University of Southern California.

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Edward L. Campbell, CFA, is a portfolio manager for the Portfolios and a Senior Associate at PI. He focuses on global macroeconomic and financial market research and the formulation of investment strategy. Prior to rejoining Prudential in August 2003, Mr. Campbell spent three years with Trilogy Advisors LLC, a $5 billion asset management firm. He also previously worked as a senior investment manager research analyst with Prudential Securities and PI. Mr. Campbell is a member of the New York Society of Securities Analysts and the CFA Institute. He received a BS in Economics and International Business from The City University of New York and holds the Chartered Financial Analyst designation.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

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Purchasing Shares of the Portfolios

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The Fund offers two classes of shares in each Portfolio— Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfoli Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

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Frequent Purchases or Redemptions of Portfolio Shares

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The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activi it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies include Prudential and insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to

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restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

The SP Asset Allocation Portfolios are structured as "fund-of-funds," which means that each Asset Allocation Portfolio invests primarily or exclusively in other Portfolios of the Fund and the Advanced Series Trust (AST) that are not operated as "funds-of-funds." The Portfolios in which the Asset Allocation Portfolios invest are referred to as Underlying Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Asset Allocation Portfolio shares. Transactions by the Asset Allocation Portfolios in Underlying Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Asset Allocation Portfolios may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, or (iii) respond to significant purchases or redemptions of Asset Allocation Portfolio shares. These transactions by the Asset Allocation Portfolios in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

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Certain Portfolios and certain AST Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

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As an example of how these asset transfer programs might operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to certain fixed-income portfolios. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like fixed-income portfolios.

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The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

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Net Asset Value

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Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primaril traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market

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instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principa market maker (if available, otherwise a primary market dealer).

Other debt securities— those that are not valued on an amortized cost basis— are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the AST Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

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An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, Prudential Real Estate Investors (PREI), the AST Global Real Estate Portfolio's subadviser, may recommend to the AST Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI inclu changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

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Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the AST Global Real Estate Portfolio.

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Distributor

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Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I shares.

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OTHER INFORMATION

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Federal Income Taxes

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Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

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Monitoring for Possible Conflicts

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The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

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Disclosure of Portfolio Holdings

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A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

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Redemption in Kind

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The Fund may pay the redemption price to certain affiliated shareholders (for example, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

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FINANCIAL HIGHLIGHTS

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Introduction

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The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2007, 2006, 2005 and 2004 were derived from the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the fiscal year ended December 31, 2003 were derived from financial statements audited by another independent registered public accounting firm whose report on those financial statements was unqualified.

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	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

115

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06		$11.67		$11.28	$10.63	$9.17

Income From Investment Operations:
Net investment income	.45		.39		.34	.26	.32
Net realized and unrealized gain on investments	.26		.43		.39	.72	1.58

Total from investment operations	.71		.82		.73	.98	1.90

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.34)	(.33)	(.44)
Distributions	(.93)		(.43)		—	—	—

Total distributions	(.93)		(.43)		(.34)	(.33)	(.44)

Net Asset Value, end of year	$11.84		$12.06		$11.67	$11.28	$10.63

Total Return(a)	5.91%		6.92%		7.04%	9.56%	21.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.2		$139.8		$151.4	$167.0	$169.6
Ratios to average net assets(c):
Expenses	1.14	%(b)	.99	%(b)	.95%	.97%	.98%
Net investment income	3.16%		3.03%		2.75%	2.29%	2.93%
Portfolio turnover rate	322%		286%		304%	186%	224%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(b)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.01% and.98% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

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	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

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	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

118

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

119

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

120

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

121

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

122

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

123

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

124

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

125

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

126

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

127

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and.55%, respectively, for the year ended December 31, 2004, and 1.30% and.69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

128

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is.64% and.64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

129

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

130

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

131

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

132

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

133

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

134

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INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios' investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund's website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund's filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-03623

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PSF Pro 2008
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THE PRUDENTIAL SERIES FUND

May 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of The Prudential Series Fund (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2008, which can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund's Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund's Prospectus.

The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2007 Annual Report (File No. 811-03623). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

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PSF SAI 2008
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Table of Contents

3	PART I
3	INTRODUCTION
3	FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
9	INVESTMENT RESTRICTIONS
12	INFORMATION ABOUT TRUSTEES AND OFFICERS
16	MANAGEMENT & ADVISORY ARRANGEMENTS
49	OTHER SERVICE PROVIDERS
50	INFORMATION ON DISTRIBUTION ARRANGEMENTS
51	PORTFOLIO TRANSACTIONS AND BROKERAGE
54	ADDITIONAL INFORMATION
55	PRINCIPAL SHAREHOLDERS
59	FINANCIAL STATEMENTS

60	PART II
60	INVESTMENT RISKS AND CONSIDERATIONS
82	NET ASSET VALUES
84	TAXATION
84	DISCLOSURE OF PORTFOLIO HOLDINGS
86	PROXY VOTING
87	CODES OF ETHICS
87	LICENSES AND MISCELLANEOUS INFORMATION
88	APPENDIX I: DESCRIPTION OF BOND RATINGS
91	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS
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PART I

INTRODUCTION

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This SAI sets forth information about The Prudential Series Fund (the Fund). Part I provides additional information about the Fund's Board of Trustees, certain investments and investment strategies which may be used by the Fund's Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides explanations of various investments and strategies that may be used by certain of the Fund's Portfolios, and should be read in conjunction with Part I.

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FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES

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The Fund is an open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth in the table below:

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Portfolios Offered by The Prudential Series Fund
Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP International Growth Portfolio
Diversified Conservative Growth Portfolio	SP International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Government Income Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Value Portfolio
Jennison Portfolio	SP Strategic Partners Focused Growth Portfolio
Jennison 20/20 Focus Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Money Market Portfolio	SP Balanced Asset Allocation Portfolio
Natural Resources Portfolio	SP Conservative Asset Allocation Portfolio
Small Capitalization Stock Portfolio	SP Growth Asset Allocation Portfolio
Stock Index Portfolio
Value Portfolio
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The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and Prudential Annuities Life Assurance Company (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

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Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

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In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.

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The Portfolios are managed by Prudential Investments (PI, or the Manager) as discussed in the Fund's Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.

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The following table identifies certain of the investments and strategies that each Portfolio may use. The categories checked in the table below do not represent an exclusive list of the investments and investment strategies that each Portfolio may use. The "Investment Risks and Considerations" Section in Part II of the SAI includes a detailed and complete overview of all permissible investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies. Each Portfolio also may invest from time to time in certain types of investments and investment strategies that are either not listed below or are not identified below as relating to the Portfolio.

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3

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Portfolio Investments and Strategies
	Conservative Balanced	Diversified Bond	Diversified Conservative Growth	Equity	Flexible Managed	Global	Government Income	High Yield Bond	Money Market	Natural Resources
Asset-Backed Securities	x	x	x		x		x	x	x
Asset-Based Securities		x	x				x
Precious Metal-Related Securities				x						x
Borrowing and Leverage	x	x	x		x		x	x
Convertible Securities	x	x	x	x	x	x		x		x
Corporate Loans	x	x	x		x		x	x	x
Debt Securities	x	x	x	x	x	x	x		x	x
Depositary Receipts	x		x	x	x	x	x			x
Derivatives	x	x	x	x	x	x	x	x		x
Hedging	x	x	x	x	x	x	x	x		x
Indexed & Inverse Securities			x							x
Swap Agreements	x	x	x		x	x	x	x
Credit Default Swap Agreements	x	x	x		x		x	x
Credit-Linked Securities	x	x	x		x			x
Total Return Swap Agreements	x	x	x		x		x	x
Options on Securities & Securities Indices	x	x	x	x	x	x	x	x		x
Call Options	x	x	x	x	x	x	x	x		x
Put Options	x	x	x	x	x	x	x	x		x
Types of Options	x	x	x	x	x	x	x	x		x
Futures	x	x	x	x	x	x	x	x		x
Foreign Exchange Transactions	x	x	x	x	x	x	x			x
Forward Foreign Exchange Transactions	x	x	x	x	x	x	x			x
Currency Futures	x	x	x	x	x	x				x
Currency Options	x	x	x	x	x	x				x
Limitations on Currency Hedging	x	x	x		x
Risk Factors in Hedging Foreign Currency Risks	x	x	x	x	x	x	x	x		x
Risk Factors in Derivatives	x	x	x	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x	x		x
Leverage Risk	x	x	x	x	x	x	x	x		x
Liquidity Risk	x	x	x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives			x
Distressed Securities		x	x					x
Foreign Investment Risk	x	x	x	x	x	x	x	x	x	x
Foreign Economy Risk and Market Risk	x	x	x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x	x	x	x	x	x	x	x		x
Governmental Supervison and Regulation/Accounting Standards	x	x	x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x	x	x	x	x	x	x	x
Settlement Risk			x						x	x
Illiquid or Restricted Securities		x	x	x		x		x	x	x
Initial Public Offerings			x	x		x				x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x		x
Exchange-Traded Funds	x		x	x	x	x
Investment in Emerging Markets	x	x	x	x	x	x		x
Restrictions on Certain Investments	x		x	x	x					x
Risks of Investing in Asia-Pacific Countries		x	x	x		x		x
Risks of Investments in Russia		x	x	x				x
Junk Bonds	x		x	x	x	x		x		x
Money Market Instruments	x	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	x	x	x		x		x		x
Municipal Securities		x	x			x			x
Real Estate-Related Securities			x
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THE PRUDENTIAL SERIES FUND 4

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	Conservative Balanced	Diversified Bond	Diversified Conservative Growth	Equity	Flexible Managed	Global	Government Income	High Yield Bond	Money Market	Natural Resources
Real Estate Investment Trusts (REITs)	x		x	x	x	x		x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements and Dollar Rolls	x	x	x	x	x		x	x	x
Securities Lending	x	x	x	x	x	x	x	x		x
Securities of Smaller or Emerging Growth Companies			x	x				x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x	x	x	x		x
Sovereign Debt	x		x		x			x	x
Standby Commitment Agreements
Stripped Securities	x	x	x		x				x
Structured Notes			x						x
Supranational Entities	x	x	x		x		x		x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x	x		x
U.S. Government Securities	x	x	x	x	x	x	x		x
Warrants and Rights			x	x		x		x		x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x	x
Zero Coupon Bonds		x	x	x			x	x	x
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Portfolio Investments and Strategies
	Jennison	Jennison 20/20 Focus	Value	Small Cap Stock	Stock Index	SP Davis Value	SP Small Cap Value
Asset-Backed Securities							x
Asset-Based Securities
Precious Metal-Related Securities
Borrowing and Leverage				x			x
Convertible Securities	x	x	x			x	x
Corporate Loans							x
Debt Securities	x		x				x
Depositary Receipts	x	x	x			x	x
Derivatives	x	x	x	x	x	x	x
Hedging	x	x	x	x	x	x	x
Indexed & Inverse Securities			x
Swap Agreements	x		x				x
Credit Default Swap Agreements
Credit-Linked Securities
Total Return Swap Agreements
Options on Securities & Securities Indices	x	x	x	x	x	x	x
Call Options	x	x	x	x	x	x	x
Put Options	x	x	x	x	x	x	x
Types of Options	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x
Foreign Exchange Transactions	x		x	x	x	x	x
Forward Foreign Exchange Transactions	x		x		x	x	x
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5

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	Jennison	Jennison 20/20 Focus	Value	Small Cap Stock	Stock Index	SP Davis Value	SP Small Cap Value
Currency Futures	x	x	x		x		x
Currency Options	x	x		x	x		x
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks	x		x
Risk Factors in Derivatives	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives				x			x
Distressed Securities
Foreign Investment Risk	x	x				x	x
Foreign Economy Risk and Market Risk	x	x				x	x
Currency Risk and Exchange Risk	x	x	x	x		x	x
Governmental Supervison and Regulation/Accounting Standards	x	x				x
Certain Risks of Holding Fund Assets Outside the United States	x	x
Settlement Risk	x	x		x
Illiquid or Restricted Securities		x		x		x	x
Initial Public Offerings	x	x	x			x	x
Investment in Other Investment Companies	x	x	x	x	x	x	x
Exchange-Traded Funds			x	x	x		x
Investment in Emerging Markets						x	x
Restrictions on Certain Investments	x		x	x	x	x
Risks of Investing in Asia-Pacific Countries
Risks of Investments in Russia
Junk Bonds			x
Money Market Instruments	x		x	x	x		x
Mortgage-Backed Securities	x						x
Municipal Securities
Real Estate-Related Securities		x			x	x
Real Estate Investment Trusts (REITs)	x	x	x		x	x	x
Repurchase Agreements	x	x	x	x	x		x
Reverse Repurchase Agreements and Dollar Rolls		x					x
Securities Lending	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies				x	x		x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x	x	x
Sovereign Debt
Standby Commitment Agreements
Stripped Securities
Structured Notes
Supranational Entities
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x
U.S. Government Securities	x	x		x	x		x
Warrants and Rights	x	x	x	x	x		x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x		x
Zero Coupon Bonds
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
THE PRUDENTIAL SERIES FUND 6


Portfolio Investments and Strategies
	SP International Value	SP Mid Cap Growth	SP PIMCO High Yield	SP PIMCO Total Return	SP Prudential U.S. Emerging Growth	SP Strategic Partners Focused Growth	SP International Growth
Asset-Backed Securities			x	x
Asset-Based Securities			x	x
Precious Metal-Related Securities
Borrowing and Leverage			x	x	x		x
Convertible Securities	x		x	x	x	x	x
Corporate Loans	x		x	x
Debt Securities		x	x	x	x	x	x
Depositary Receipts		x	x	x	x	x	x
Derivatives	x	x	x	x	x	x	x
Hedging	x	x	x	x	x	x	x
Indexed & Inverse Securities			x	x
Swap Agreements	x		x	x	x
Credit Default Swap Agreements			x	x	x
Credit-Linked Securities			x	x
Total Return Swap Agreements			x	x	x
Options on Securities & Securities Indices	x	x	x	x	x	x	x
Call Options	x	x	x	x	x	x	x
Put Options	x	x	x	x	x	x	x
Types of Options	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x
Foreign Exchange Transactions	x	x	x	x	x		x
Forward Foreign Exchange Transactions	x	x	x	x	x		x
Currency Futures	x	x	x	x		x	x
Currency Options	x	x	x	x	x	x	x
Limitations on Currency Hedging			x	x
Risk Factors in Hedging Foreign Currency Risks			x	x			x
Risk Factors in Derivatives	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives			x	x
Distressed Securities			x	x
Foreign Investment Risk	x	x	x	x	x	x	x
Foreign Economy Risk and Market Risk	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x	x	x	x	x	x	x
Governmental Supervison and Regulation/Accounting Standards	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x	x	x	x	x
Settlement Risk	x	x	x	x	x	x	x
Illiquid or Restricted Securities	x	x	x	x	x		x
Initial Public Offerings			x	x	x		x
Investment in Other Investment Companies	x	x	x	x	x	x	x
Exchange-Traded Funds			x	x
Investment in Emerging Markets	x	x	x	x	x		x
Restrictions on Certain Investments			x	x
Risks of Investing in Asia-Pacific Countries			x	x			x
Risks of Investments in Russia			x	x
Junk Bonds		x	x	x
Money Market Instruments			x	x			x
Mortgage-Backed Securities			x	x	x
Municipal Securities			x	x
Real Estate-Related Securities			x	x
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7

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	SP International Value	SP Mid Cap Growth	SP PIMCO High Yield	SP PIMCO Total Return	SP Prudential U.S. Emerging Growth	SP Strategic Partners Focused Growth	SP International Growth
Real Estate Investment Trusts (REITs)			x	x	x	x	x
Repurchase Agreements			x	x	x
Reverse Repurchase Agreements and Dollar Rolls	x		x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies			x	x	x		x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x	x	x
Sovereign Debt			x	x
Standby Commitment Agreements
Stripped Securities			x	x
Structured Notes			x	x
Supranational Entities			x	x	x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x
U.S. Government Securities		x	x	x	x	x	x
Warrants and Rights	x	x	x	x	x	x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x			x
Zero Coupon Bonds		x	x	x
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NOTE: The preceding tables do not provide any information with respect to the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, or the SP Growth Asset Allocation Portfolio, because each of these Portfolios invests only in other Portfolios of the Fund.

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Certain Portfolios may have restrictions or limitations which are applicable to the Portfolio's investments and investment strategies as noted in the preceding tables. Such restrictions or limitations are generally noted in the Fund's Prospectus. In addition, the following restrictions or limitations are applicable to the indicated Portfolios:

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With respect to the Diversified Bond, Diversified Conservative Growth, Government Income and High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio's total assets.

Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.

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Certain Portfolios also are permitted to invest up to 15% of their assets in credit-related asset-backed securities.

No more than 25% of any Portfolio's net assets (33% of total assets for SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio, 5% of total assets for Small Capitalization Stock Portfolio, SP Mid Cap Value Portfolio and Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

Each Portfolio, other than the Money Market Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities.

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As explained in the propectus, the Stock Index Portfolio seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to track the performance of the Standard & Poor's Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Index's stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial

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THE PRUDENTIAL SERIES FUND 8

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margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position.

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As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize "put/call combinations" as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if it settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolios's custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts.

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The Equity Portfolio, the Natural Resources Portfolio and the Jennison Portfolio may only engage in short sales against-the-box.

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INVESTMENT RESTRICTIONS

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Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

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Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental.

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Fundamental and Non-Fundamental Investment Restrictions Applicable to All Portfolios (Except Fundamental Restrictions Do Not Apply to SP Small Cap Value Portfolio):

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With respect to each Portfolio, none of the Portfolios will:

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1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

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2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

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3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, and Flexible Managed, and certain SP Portfolios may sell securities short up to 25% of their net assets (the SP PIMCO High Yield and SP PIMCO Total Return Portfolios may sell securities short up to 33% of their net assets; the Small Capitalization Stock, SP Mid Cap Value and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

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4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or th issuance of a senior security.

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9

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5. Enter into reverse repurchase agreements if, as a result, the Portfolio's obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio's obligations with respect to those instruments do not exceed 30% of the Portfolio's net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

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6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

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7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

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8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

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9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio's holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).


10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

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Consistent with item 4 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 27, 2006, is an arrangement with PNC Bank, National Association and The Bank of New York.

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Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio's assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

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The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 9 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil (domestic), integrated oil (international), crude oil production, natural gas production, pipelines, drillers, coal, forest products, paper packing, foods, tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals, gold, silver, platinum, natural resource finance, plantations, mineral sands, diversified resources, energy services, diversified exploration and production, chemicals, diversified metals and mining, oil and gas storage and transportation, oil and gas refining and marketing, and paper products. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majori of its assets is dedicated to one of the categories described in the preceding sentence. The Fund's Board will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

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Additional Non-Fundamental Investment Policies . Certain additional non-fundamental investment policies are applicable only to certain Portfolios, as noted below:

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THE PRUDENTIAL SERIES FUND 10

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Money Market Portfolio . Money Market Portfolio will not:

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1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

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2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

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3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

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High Yield Bond Portfolio . High Yield Bond Portfolio will not:


1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.


2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund's Board.

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Fundamental Investment Restrictions Applicable to SP Small Cap Value Portfolio:

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The following are the Portfolio's fundamental investment restrictions.


The Portfolio may not:


1. Issue senior securities, except as permitted under the Investment Company Act, as amended;


2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;


3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;


4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio's total assets would be invested in companies whose principal business activities are in the same industry;


5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);


7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.


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11


INFORMATION ABOUT TRUSTEES AND OFFICERS

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Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

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Independent Trustees
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (74) No. of Portfolios Overseen: 87	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006).
Delayne Dedrick Gold (69) No. of Portfolios Overseen: 86	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (70) No. of Portfolios Overseen: 87	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.
Thomas T. Mooney (66) No. of Portfolios Overseen: 86	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O'Brien (57) No. of Portfolios Overseen: 86	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.
John A. Pileski (68) No. of Portfolios Overseen: 86	Retired (June 2000) Tax Partner of KPMG LLP.	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.
F. Don Schwartz (72) No. of Portfolios Overseen: 86	Management Consultant (since April 1985).
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Interested Trustees
David R. Odenath, Jr. (50) No. of Portfolios Overseen: 86	President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.
Robert F. Gunia (61) No. of Portfolios Overseen: 149	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since January 2007) of The Greater China Fund, Inc.
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THE PRUDENTIAL SERIES FUND 12

The Prudential Series Fund—Trustee Length of Service
Saul K. Fenster, Ph.D.	Delayne Dedrick Gold	W. Scott McDonald, Jr.	Thomas T. Mooney	Thomas M. O'Brien	John A. Pileski	F. Don Schwartz	David R. Odenath	Robert F. Gunia
Trustee Since 1983	Trustee Since 2001	Trustee Since 1983 and Vice Chairman Since 2004	Trustee Since 2001 and Chairman Since 2003	Trustee Since 2003	Trustee Since 2003.	Trustee Since 2003	Trustee Since 1999 and President Since 2002	Trustee Since 2001 and Vice President Since 1999

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Grace C. Torres (48) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
Valerie M. Simpson (49) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Noreen M. Fierro (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Jonathan D. Shain (49) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
John P. Schwartz (36) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (49) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Alan Fu (51) Assistant Treasurer	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).
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The Prudential Series Fund—Officer Length of Service
Kathryn L. Quirk	Timothy J. Knierim	Grace C. Torres	Deborah A. Docs	Noreen M. Fierro	Jonathan D. Shain	John P. Schwartz	Claudia DiGiacomo	Andrew R. French	M. Sadiq Peshimam	Peter Parrella	Alan Fu	Valerie M. Simpson
Chief Legal Officer Since 2005	Chief Compliance Officer Since 2007	Treasurer and Principal Financial and Accounting Officer Since 1997	Secretary Since 2005	Anti-Money Laundering Compliance Officer Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Secretary Since 2005	Assistant Secretary Since 2006	Assistant Treasurer Since 2006	Assistant Treasurer Since 2007	Assistant Treasurer Since 2006	Deputy Chief Compliance Officer Since 2007
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

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Explanatory Notes to Tables :



Trustees are deemed to be "Interested", as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.


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Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.


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There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.


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13

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"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


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"No. of Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential's Gibraltar Fund, Inc.


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Compensation of Trustees and Officers . Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees. The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.


Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

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The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

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Compensation Received by Independent Trustees — The Prudential Series Fund
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Saul K. Fenster	$94,600	None	None	$214,000 (4/83)*
Delayne Dedrick Gold	$94,760	None	None	$210,000 (3/82)*
W. Scott McDonald, Jr.**	$104,200	None	None	$234,000 (4/83)*
Thomas T. Mooney**	$108,840	None	None	$240,000 (3/82)*
Thomas M. O'Brien**	$94,840	None	None	$210,000 (3/82)*
John A. Pileski	$94,880	None	None	$210,000 (3/82)*
F. Don Schwartz**	$90,160	None	None	$200,000 (3/82)*
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Explanatory Notes to Compensation Table

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*Number of funds and portfolios represent those in existence as of December 31, 2007.

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**Earnings stated above exclude the following earnings in calendar year 2007 on deferred compensation balances, for Trustees who had deferred their fees in calendar year 2007 or earlier:

W. Scott McDonald, Jr.: $7,500

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Thomas T. Mooney: $93,590

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Thomas M. O'Brien: $58,543

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F. Don Schwartz: $17,733

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Board Committees . The Board of Trustees (the Board) has established three standing committees in connection with governance of the Fund—Audit, Compliance and Governance. Information on the membership of each standing committee and its functions is set forth below.

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Audit Committee . The Audit Committee consists of Mr. Pileski (chair) Mr. O'Brien, Ms. Gold and Mr. Mooney (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's

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THE PRUDENTIAL SERIES FUND 14

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responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee Charter is available atwww.annuities.prudential.com . The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

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Compliance Committee. The Compliance Committee consists of Mr. McDonald (chair), Ms. Gold, Mr. O'Brien and Mr. Mooney (ex-officio). The Board has determined that each member of the Compliance Committee is not an "interested person" as defined in the 1940 Act. The Compliance Committee serves as a liaison between the Board and the Funds' Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board's Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO's recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Funds' expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work. The number of Compliance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Governance Committee . The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.annuities.prudential.com.

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Selection of Director Nominees . The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Fund), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

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15

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Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Governance Committee	Compliance Committee
The Prudential Series Fund	4	2	4
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Share Ownership . Information relating to each Trustee's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

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Trustee Share Ownership: Independent Trustees
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Owned by Trustee in All Registered Investment Companies in Fund Complex
Saul K. Fenster	None	Over $100,000
Delayne Dedrick Gold	None	Over $100,000
W. Scott McDonald, Jr.	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O'Brien	None	Over $100,000
John A. Pileski	None	$10,000-$50,000
F. Don Schwartz	None	Over $100,000
Trustee Share Ownership: Interested Trustees
David R. Odenath	None	Over $100,000
Robert F. Gunia	Stock Index Portfolio - $10,001-$50,000 Equity Portfolio - $10,001-$50,000 Jennison Portfolio - $1-$10,000 Global Portfolio - $10,001-$50,000	Over $100,000
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None of the Independent Trustees, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

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Shareholder Communications with the Board of Trustees . Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, 1 Corporate Drive, Shelton, CT 06484. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

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MANAGEMENT & ADVISORY ARRANGEMENTS

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Manager . The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. As of February 29, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $116.6 billion. PI is a wholly-owned subsidiary of PIFM HoldCo LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

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Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of each Portfolio and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of each Subadviser and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund's custodian (the Custodian), and the Fund's

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THE PRUDENTIAL SERIES FUND 16

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transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

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In connection with its management of the corporate affairs of the Fund, the Manager bears the following expenses:

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  the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Trustees;

  all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and

  the fees, costs and expenses payable to any investment subadvisers pursuant to Subadvisory Agreements between the Manager and such investment subadvisers.

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Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

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  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Trustees;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders;

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

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The Management Agreement provides that the Manager will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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Fees payable under the Management Agreement are computed daily and paid monthly. The Manager may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio's total return. These voluntary waivers may be terminated at any time without notice.

The table below sets forth the applicable contractual management fee rate and the management fees received by the Manager from the Fund for each Portfolio for the indicated fiscal years.

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The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

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1. The Manager will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios' overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio's assets among its subadvisers in those cases where a Portfolio has more than

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17

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one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

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2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

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3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

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4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

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5. No Trustee or officer of the Fund or director or officer of the Manager will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

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6. The Manager will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or the Manager other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

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7. At all times, a majority of the members of the Board will be persons each of whom is not an "interested person" of the Fund as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"), and the nomination of new or additional Independent Trustees will be placed within the discretion of the then existing Independent Trustees.

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8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which the Manager or the Affiliated subadviser derives an inappropriate advantage.

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THE PRUDENTIAL SERIES FUND 18

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Management Fee Rates and Management Fees Paid by the Fund
Portfolio	Fee Rate	2007	2006	2005
Conservative Balanced	0.55% of average daily net assets	$15,239,021	$14,950,476	$15,374,476
Diversified Bond	0.40% of average daily net assets	4,675,348	4,689,336	4,870,124
Diversified Conservative Growth	0.75% of average daily net assets	1,007,798	1,084,633	1,178,872
Equity	0.45% of average daily net assets	20,151,275	19,172,602	18,375,266
Flexible Managed	0.60% of average daily net assets	22,616,106	21,482,143	21,440,131
Global	0.75% of average daily net assets	7,345,354	6,477,031	5,523,966
Government Income	0.40% of average daily net assets	1,372,156	1,443,993	1,598,279
High Yield Bond	0.55% of average daily net assets	9,400,109	9,057,758	8,815,582
Jennison	0.60% of average daily net assets	12,588,687	12,696,436	12,926,183
Jennison 20/20 Focus	0.75% of average daily net assets	2,602,684	2,015,018	1,529,486
Money Market	0.40% of average daily net assets	5,028,598	4,072,696	3,613,954
Natural Resources	0.45% of average daily net assets	6,318,386	5,261,131	3,576,998
Small Capitalization Stock	0.40% of average daily net assets	3,121,694	3,058,143	2,897,737
Stock Index	0.35% of average daily net assets up to $4 billion; 0.30% of average daily net assets over $4 billion	11,519,701	11,168,545	11,110,301
Value	0.40% of average daily net assets	7,863,691	7,394,052	6,558,856
SP Davis Value	0.75% of average daily net assets	2,446,602	2,348,026	2,213,998
SP International Growth	0.85% of average daily net assets	4,300,961	4,216,574	3,621,302
SP International Value	0.90% of average daily net assets	4,666,427	3,971,308	2,692,190
SP Mid Cap Growth	0.80% of average daily net assets	1,082,497	1,155,879	1,064,841
SP PIMCO High Yield	0.60% of average daily net assets	1,420,530	1,738,761	2,043,640
SP PIMCO Total Return	0.60% of average daily net assets	8,856,902	9,060,229	8,009,402
SP Prudential U.S. Emerging Growth	0.60% of average daily net assets	1,253,478	1,216,841	949,735
SP Small Cap Value	0.90% of average daily net assets	3,163,339	3,218,789	3,442,199
SP Strategic Partners Focused Growth	0.90% of average daily net assets	601,170	665,516	620,451
SP Aggressive Growth Asset Allocation	*	103,809	96,327	78,648
SP Balanced Asset Allocation	*	702,114	690,390	525,037
SP Conservative Asset Allocation	*	314,074	316,953	268,995
SP Growth Asset Allocation	*	641,849	622,119	438,322
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*Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee for each Asset Allocation Portfolio excludes management fees of the underlying Fund Portfolios. The only management fee paid by each Asset Allocation Portfolio is the 0.05% fee paid to PI.

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Fee Waivers/Subsidies

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PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio's return.

Effective as of July 1, 2007, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. The expense limitations may be discontinued or otherwise modified at any time.

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19

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Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Conservative Balanced Portfolio	None
Diversified Bond Portfolio	None
Diversified Conservative Growth Portfolio	None
Equity Portfolio	None
Flexible Managed Portfolio	None
Global Portfolio	None
Government Income Portfolio	limit Portfolio expenses to 0.75% of average daily net assets
High Yield Bond Portfolio	None
Jennison Portfolio	None
Jennison 20/20 Focus Portfolio	None
Money Market Portfolio	None
Natural Resources Portfolio	None
Small Capitalization Stock Portfolio	None
Stock Index Portfolio	limit Portfolio expenses to 0.75% of average daily net assets
Value Portfolio	limit Portfolio expenses to 0.75% of average daily net assets
SP Davis Value Portfolio	None
SP International Growth Portfolio	limit Portfolio expenses to 1.24% of average daily net assets
SP International Value Portfolio	None
SP Mid Cap Growth Portfolio	limit Portfolio expenses to 1.00% of average daily net assets
SP PIMCO High Yield Portfolio	None
SP PIMCO Total Return Portfolio	None
SP Prudential U.S. Emerging Growth Portfolio	None
SP Small Cap Value Portfolio	limit Portfolio expenses to 1.05% of average daily net assets
SP Strategic Partners Focused Growth Portfolio	limit Portfolio expenses to 1.25% of average daily net assets
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Subadvisers . The Manager has entered into Subadvisory Agreements with each of the Subadvisers named in the table appearing below. The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser are obligated to keep certain books and records of the Trust. Under each Subadvisory Agreement, each Subadviser, subject to the supervision of the Manager, is responsible for managing the assets of a Portfolio in accordance with the Portfolio's investment objectives, investment program and policies. The Subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers' performance of such services.

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Pursuant to each Subadvisory Agreement, the Manager pays each Subadviser a fee. The tables below set forth the current fee rates and fees paid by the Manager to each Subadviser for the three most recent fiscal years. The fee rates represent the fees as a percentage of average daily net assets.

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As discussed in the Prospectus, the Manager employs each Subadviser under a "manager of managers" structure that allows the Manager to replace the Subadvisers or amend a Subadvisory Agreement without seeking shareholder approval. The Manager is authorized to select (with approval of the Board's independent trustees) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that the Manager will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. The Manager is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for e subadviser can range from 0% to 100% of the Portfolio's assets, and the Manager can change the allocations without Board or shareholder approval. The Manager will review the allocations periodically and may adjust them without prior notice. The annual update to the Fund's prospectus will reflect these adjustments. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

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THE PRUDENTIAL SERIES FUND 20

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Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee
Conservative Balanced	Prudential Investment Management, Inc. (PIM)	0.275%
	Quantitative Management Associates LLC (QMA)	0.275%
Diversified Bond	PIM	0.20%
Diversified Conservative Growth	PIM	0.375%
	RS Investment Management Co. LLC	0.50% for the first $150 million in assets; 0.45% over $150 million in assets
	Jennison Associates LLC (Jennison)	0.30% for the first $300 million in assets; 0.25% over $300 million in assets
	Pacific Investment Management Co. LLC (PIMCO)	0.250% on aggregate assets up to $1 billion; 0.225% on aggregate assets over $1 billion
	EARNEST Partners LLC	0.40%
Equity	Jennison	0.225%
	ClearBridge Advisors, LLC (ClearBridge)	0.30% to $300 million in assets; 0.15% over $300 million in assets
Flexible Managed	PIM	0.30%
	QMA	0.30%
Global	William Blair & Company LLC (William Blair)	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets
LSV Asset Management	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets from $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets from $450 million to $750 million;
		and 0.35% of average daily net assets over $750 million
	Marsico Capital Management, LLC (Marsico)	0.40% to $1.5 billion in assets; 0.35% above $1.5 billion in assets
	T. Rowe Price Associates, Inc.	0.40% to $250 million in assets; 0.375% over $250 million to $500 million in assets; 0.35% over $500 million in assets
Government Income	PIM	0.20%
High Yield Bond	PIM	0.275%
Jennison	Jennison	0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
		0.20% for above $1 billion in assets
Jennison 20/20 Focus	Jennison	Growth Portion: 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion: 0.375%
Money Market	PIM	0.06% to $500 million in assets; 0.05% above $500 million to $1 billion in assets; 0.03% above $1 billion to $2.5 billion in assets; 0.02% over $2.5 billion in assets
Natural Resources	Jennison	0.225%
Small Capitalization Stock	QMA	0.26%
Stock Index	QMA	0.175%
Value	Jennison	0.20%
SP Davis Value	Davis Advisors	0.45% for first $100 million in assets; 0.40% for next $400 million in assets; 0.35% over $500 million in assets
SP International Growth	William Blair	0.30% for first $500 million in assets; 0.25% for next $500 million in assets; 0.20% over $1 billion in assets
	Marsico	0.45% to $500 million in assets; 0.40% over $500 million to $1 billion in assets; 0.35% over $1 billion in assets

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21

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SP International Value	LSV Asset Management	0.45% of average daily net assets to $150 million;
0.425% of average daily net assets from $150 million to $300 million;
0.40% of average daily net assets from $300 million to $450 million;
0.375% of average daily net assets from $450 million to $750 million;
		and 0.35% of average daily net assets over $750 million
	Thornburg Investment Management, Inc.	0.35% to $100 million in assets; 0.30% over $100 million in assets
SP Mid Cap Growth	Neuberger Berman Management Inc.	0.40% to $1 billion in assets; 0.35% over $1 billion in assets
SP PIMCO High Yield	PIMCO	0.25%
SP PIMCO Total Return	PIMCO	0.250% on aggregate assets up to $1 billion; 0.225% on aggregate assets over $1 billion
SP Prudential U.S. Emerging Growth	Jennison	0.30%
SP Small Cap Value	Goldman Sachs Asset Management, L.P.	0.50% for first $500 million in assets; 0.45% over $500 million in assets
	ClearBridge Advisors, LLC (ClearBridge)	0.40%
SP Strategic Partners Focused Growth	Jennison	0.30% for first $300 million in assets; 0.25% over $300 million in assets
	AllianceBernstein L.P.	0.60% for first $1 billion in assets; 0.55% over $1 billion in assets
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Aggregation Notes to Subadviser Fee Rate Table:


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*For purposes of calculating the fee payable to certain Subadvisers, the assets managed by the Subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below:

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ClearBridge Advisors, LLC (ClearBridge): The assets of the Equity Portfolio will be combined with the assets of any PI-advised retail fund counterpart to the Equity Portfolio.

Goldman Sachs Asset Management, L.P. (GSAM) : The assets of the SP Small Cap Value Portfolio will be combined with the assets managed by GSAM in the AST Goldman Sachs Small-Cap Value Portfolio of the Advanced Series Trust.

LSV Asset Management (LSV) : the assets managed by LSV in the Global Portfolio will be aggregated with the assets managed by LSV in: (i) the SP International Value Portfolio; (ii) the AST International Value Portfolio of Advanced Series Trust; (iii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iv) the International Equity Portfolio of The Target Portfolio Trust; (v) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International Value Fund of Prudential World Fund, Inc. (formerly the Strategic Partners International Value Fund); and (viii) and any other portfolio subadvised by LSV on behalf of AST Investment Services, Inc. and/or PI pursuant to substantially the same investment strategy.

Marsico Capital Management, LLC (Marsico) : For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the Global Portfolio of the Fund will be aggregated with: (i) the portion of the Advanced Strategies Portfolio of the Advanced Series Trust that is managed by Marsico, (ii) the Advanced Series Trust AST Marsico Capital Growth Portfolio, (iii) each series of Strategic Partners Mutual Funds, Inc. that is managed by Marsico and identified by a Co-Manager and Marsico as being similar to the portion of the Global Portfolio managed by Marsico, (iv) the portion of the Large Capitalization Growth Portfolio of The Target Portfolio Trust that is managed by Marsico, (v) the portion of the Target Conservative Allocation Fund of Target Asset Allocation Funds managed by Marsico, (vi) the portion of the Target Moderate Allocation Fund of Target Asset Allocation Funds that is managed by Marsico,(vii) the portion of the Target Growth Allocation Fund of Target Asset Allocation Funds that is managed by Marsico, and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and a Co-Manager, as applicable, mutually agree, in writing, may be included in determing the level of average daily net assets for purposes of the fee calculation.

The assets managed by Marsico in the SP International Growth Portfolio will be aggregated with the assets managed by Marsico in the Advanced Series Trust AST International Growth Portfolio and any other portfolio subadvised by Marsico on behalf of PI and/or ASISI, pursuant to substantially the same international investment strategy and for which Marsico and/or PI, as applicable, shall agree in writing will be aggregated for purposes of calculating the fee payable to Marsico.

Neuberger Berman Management Inc. (Neuberger Berman) : For purposes of calculating the advisory fee payable to Neuberger Berman, the assets managed by Neuberger Berman in the SP Mid Cap Growth Portfolio shall be aggregated with the assets managed by Neuberger Berman in the AST Mid-Cap Value Portfolio of Advanced Series Trust, the AST Neuberger Berman Mid-Cap Growth Portfolio of Advanced Series Trust, and any other portfolio subadvised by Neuberger Berman on behalf of PI and/or AST Investment Services, Inc. pursuant to substantially the same investment strategy.

Pacific Investment Management Company LLC (PIMCO): The assets of each PIMCO-subadvised portfolio managed on behalf of PI and/or AST Investment Services, Inc. by PIMCO under a total return mandate (as identified and agreed upon by PIMCO and PI) shall be aggregated for purposes of the fee calculation when all such aggregated assets on any day total at least $3 billion. On any day when all such aggregated assets total at least $3 billion, the contractual annual subadvisory fee rate, calculated daily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. On any day when the aggregated assets total less than $3 billion, the contractual subadvisory fee rate for that day shall be 0.25% of the assets of each PIMCO-subadvised portfolio.

Prudential Investment Management, Inc. (PIM): The assets of the Money Market Portfolio will be combined with the assets of the Advanced Series Trust AST Money Market Portfolio.

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RS Investment Management Co. LLC (RS) : The assets of the Diversified Conservative Growth Portfolio managed by RS will be combined with the assets managed by RS in any other portfolio subadvised by RS on behalf of PI.

Thornburg Investment Management, Inc. (Thornburg): The assets managed by Thornburg in the SP International Value Portfolio will be combined with the net assets managed by Thornburg in each

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THE PRUDENTIAL SERIES FUND 22

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of the following funds or portfolios: Advanced Series Trust AST International Value Portfolio, Strategic Partners Mutual Funds, Inc.—Strategic Partners International Value Fund, Target Asset Allocation Funds—Target Moderate Allocation Fund and Target Growth Allocation Fund, The Target Portfolio Trust—International Equity Portfolio, and any other portfolio subadvised by Thornburg on behalf of PI and/or AST Investment Services, Inc. pursuant to substantially the same investment strategy.

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William Blair : The assets of the SP International Growth Portfolio will be combined with the assets in the Global Portfolio managed by William Blair and any other portfolio subadvised by William Blair on behalf of PI and/or AST Investment Services, Inc, pursuant to substantially the same investment strategy.

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Fee Waiver Notes to Subadviser Fee Rate Table: * Neuberger Berman : Neuberger Berman has agreed to a voluntary subadvisory fee waiver arrangement that will apply across each of the SP Mid Cap Growth Portfolio, the Advanced Series Trust AST Small-Cap Growth Portfolio, the Advanced Series Trust AST Neuberger Berman Mid-Cap Growth Portfolio, the Advanced Series Trust AST Neuberger Berman Small-Cap Growth Portfolio, and the Advanced Series Trust AST Neuberger Berman Mid-Cap Value Portfolio (collectively, the Neuberger Berman Portfolios). This voluntary fee waiver arrangement may be terminated by Neuberger Berman at any time. As described below, this voluntary group fee waiver will be applied to the effective subadvisory fees paid by PI and ASISI to Neuberger Berman and will be based upon the combined average daily net assets of the Neuberger Berman Portfolios. The investment management fees paid by each Neuberger Berman Portfolio will remain unchanged.

—Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5% reduction to effective subadvisory fee.
—Combined assets between $1.5 billion and $3 billion: 7.5% reduction to effective subadvisory fee.
—Combined assets above $3 billion: 10% reduction to effective subadvisory fee.

T. Rowe Price : T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the indicated Portfolios to the extent necessary to reduce the effective monthly subadvisory fees for the Portfolios listed below by the following percentages based on the combined average daily net assets of the indicated Portfolios:

—Combined assets up to $750 million: No fee reduction.
—Combined assets between $750 million and $1.5 billion: 5.0% fee reduction.
—Combined assets between $1.5 billion and $3.0 billion: 7.5% fee reduction.
—Assets above $3.0 billion: 10.0% fee reduction.

The assets for each Portfolio, or portion thereof subadvised by T. Rowe Price, and the subadvisory fees of the Portfolios listed below will be aggregated for purposes of calculating the amount of the monthly subadvisory fee waiver:

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio
—Advanced Series Trust AST T. Rowe Price Global Bond Portfolio
—Advanced Steries Trust AST T. Rowe Price Large-Cap Growth Portfolio
—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio
—Advanced Series Trust AST Advanced Strategies Portfolio
—The Prudential Series Fund Global Portfolio

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23

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Subadvisory Fees Paid by PI
Portfolio	Subadviser	2007	2006	2005
Conservative Balanced	PIM	$3,294,594	$3,184,643	$3,844,427
	QMA	4,325,747	4,290,594	3,844,426
Diversified Bond	PIM	2,337,671	2,344,668	2,435,062
Diversified Conservative Growth	Pacific Investment Management Company LLC (PIMCO)	128,269	136,084	148,720
	PIM	100,029	113,950	121,014
	RS Investment Management Co. LLC	32,142	35,234	40,191
	Jennison	131,104	139,315	154,005
	EARNEST Partners LLC	24,462	28,933	30,713
Equity	Jennison	5,621,712	5,259,571	4,846,489
	GE Asset Management, Inc.	———-	———-	1,405,681
	ClearBridge Advisors, LLC	3,419,032	3,334,148	2,091,610
Flexible Managed	PIM	3,437,655	3,262,242	3,064,990
	QMA	7,871,806	7,418,120	7,656,786
Global	Jennison	—	—	2,536,683
	William Blair & Company LLC	601,954	517,011	45,996
	LSV Asset Management	985,238	862,230	68,784
	Marsico Capital Management, LLC	871,748	757,663	58,426
	T. Rowe Price Associates, Inc.	715,288	851,185	58,119
Government Income	PIM	686,078	721,947	799,140
High Yield Bond	PIM	4,700,106	4,528,899	4,407,751
Jennison	Jennison	4,666,252	4,702,145	4,778,725
Jennison 20/20 Focus	Jennison	1,181,692	907,368	689,299
Money Market	PIM	444,093	827,906	1,806,977
Natural Resources	Jennison	3,159,177	2,630,566	1,788,498
Small Capitalization Stock	QMA	2,029,110	1,987,645	1,717,334
Stock Index	QMA	5,759,875	5,584,121	5,555,151
Value	Jennison	3,931,840	3,696,946	3,279,428
SP Davis Value	Davis Advisors	1,354,757	1,302,213	1,230,799
SP International Growth	William Blair & Company LLC	811,478	1,078,406	1,051,690
	Marsico Capital Management, LLC	647,841	73,059	—————-
SP International Value	LSV Asset Management	769,564	1,570,174	1,246,316
	Thornburg Investment Management, Inc.	957,252	104,087	——————
SP Mid Cap Growth	Neuberger Berman Management, Inc.	56,721	——————	——————
	Calamos Advisors LLC	520,090	617,136	572,392
SP PIMCO High Yield	PIMCO	591,971	724,478	851,635
SP PIMCO Total Return	PIMCO	3,690,633	3,775,097	3,337,250
SP Prudential U.S. Emerging Growth	Jennison	626,742	608,414	474,867
SP Small Cap Value	Goldman Sachs Asset Management, L.P.	899,919	910,742	1,827,998
	ClearBridge Advisors, LLC	685,776	701,869	64,871
SP Strategic Partners Focused Growth	AllianceBernstein L.P.	173,050	198,193	192,394
	Jennison	113,861	122,734	110,593
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THE PRUDENTIAL SERIES FUND 24

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Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership . The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio's portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund's most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund's most recently completed fiscal year.

Conservative Balanced Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts QMA**	Ownership of Fund Securities
PIM	Kay T. Willcox	4**/$1,736,446B	12*/$3,512,272B	25/$6,947,232B	None
	Malcolm Dalrymple	3**/$516,171B	9*/$701,854B	13/$2,421,593B	None
QMA	Margaret Stumpp	26*/$14,925,846,059	29*/$10,662,842,853	112*/$22,721,074,790	None
	Stacie Mintz	22*/$14,338,646,391	26*/$10,105,700,881	103*/$20,579,409,371	None
	Michael Lenarcic	22*/$14,338,646,391	26*/$10,105,700,881	103*/$20,579,409,371	None
	John Moschberger	4*/$5,811,337,325	14*/$9,769,817,270	2*/$2,130,293,383	None
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Diversified Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Steven Kellner	2/$312,424B	4/$650,446B 1/$765,320B	10/$5,542,061B 2/$671,628B	None
	Robert Tipp	15/$3,781,503B	17/$3,450,036B 2/$765,33B	40/$19,622,606B	None
	David Bessey	6/$114,472B	21/$1,440,685B 5/$69,497B	22/$4,773,006B 2/$169,688B	None
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Diversified Conservative Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
EARNEST Partners LLC	Paul E. Viera	9/$1,875.0M	9/$31.5M 1/2.7M	273/$16,613.2M 11/861.3M	None
Pacific Investment Management Company LLC	Chris Dialynas	12/$3,201.11M	16/$7,422.03M	103/$46,656.51M 11/$3,346.54	None
PIM	Paul Appleby	3/$2,458,365B	16/$734,497B 5/$441,299B	16/$6,634,030B	None
	Rob Spano	3/$2,458,365B	13/$649,463B 5/$441,299B	14/$1,713,204B	None
	Michael J. Collins	9/$2,643,558B	9/$499,352B 1/$332,615B	15/$6,168,561B	None
	Stephen Haeckel	3/$2,458,365B	13/$659,584B 5/$441,299B	16/6,695,163B	None
	Terence Wheat	5/$2,591,760B	15/$617,247B 5/$441,299B	16/$6,633,970B	None
Jennison	Avi Z. Berg	2/$3,081,547B	0	4*/$143,604M	None
	David A. Kiefer	11/$12,291,538B	3/$1,024,429B 3/$163,316M**	5*/$162598M	None
	Michael A. Del Balso	12/$10,410,146B	5/$1,354,773B	11*/$1,115,738B	None
	Kathleen A. McCarragher	12/$10,203,243B 1/$1,106,428B**	3/$310,460M	44*/$5,477,252B	None
	Spiros "Sig" Segalas	16/$21,432,466B	2/$281,078M 3/$175,237M**	9/$2,194,614B	None
RS Investment Management Co. LLC	Bill Wolfenden	9/$652,404,341	0	2/$61,089,580	None
	D. Scott Tracy	11/$1,379,849,955	0	6/$146,624,220	None
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25

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Equity Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Blair A. Boyer	4/$1,634,147B	4/$452,385M	24/$2,784,304B	None
	David A. Kiefer	11/$10,974,327B	3/$1,024,429B 3/$163,316M**	5*/$162,598M	None
	Spiros "Sig" Segalas	16/$20,315,103B	2/$281,078M 3/$175,237M**	9/$2,194,614B	None
ClearBridge Advisors, LLC	Michael Kagan	1/$0.81B 1/$0.81B	1/$0.03B	141/$0.03B	None

Flexible Managed Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts QMA**	Ownership of Fund Securities
PIM	Kay T. Willcox	4/$1,705,444B	12/$3,512,272B	25/$6,947,232B	None
	Malcolm Dalrymple	3/$504,063B	9/$701,854B	13/$2,421,592B	None
QMA	Margaret Stumpp	25*/$11,528,411,585	29*/$10,662,842,853	112*/$22,721,074,790	None
	Stacie Mintz	25*/$10,941,211,917	26*/$10,105,700,881	103*/$20,579,409,371	None
	Michael Lenarcic	25*/$10,941,211,917	26*/$10,105,700,881	103*/$20,579,409,371	None
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Global Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Menno Vermeulen	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Josef Lakonishok	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Puneet Mansharamani	28/$9,324M	31/$12,085M	514/$51,021M 25/$3.9B	None
Marsico Capital Management, LLC	Thomas F. Marsico	40/$41,935M	15/$2,899M	*169/$29,183M	None
T. Rowe Price Associates, Inc.	Brian C. Rogers	15/$33,958.4M	2/$860.0M	15/$1,541.0M	None
	David Giroux	3/$15,604.1M	1/$101.1M	0	None
	John D. Linehan	9/$10,224.8M	1/$259.3M	15/$1,011.3M	None
William Blair & Company LLC	W. George Grieg	12/$16,137.2M	10/$1915.1M	2,928/$11,861.2M	None
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
Government Income Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Robert Tipp	15/$4,751,833B	17/$765,330B 2/$765,330B	40/$19,622,606B	None
	Richard Piccirillo	7/$3,345,224B 1/$9,070B	19/$3,711,598B 1/$910,161B	36/$8,254,280B	None
	Craig Dewling	1/$952,167B	10/$757,479B 2/$(663,820B)	18/$1,189,285B	None
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High Yield Bond Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Paul Appleby	3/$1,160,582B	16/$734,497B 5/$441,299B	16/$6,634,030B	None
	Michael J. Collins	9/$1,345,775	9/$499,352B 1/$332,615B	15/$6,168,561B	None
	Stephen Haeckel	3/$1,160,582B	13/$659,584B 5/$441,299B	16/$6,695,163B	None
	Terence Wheat	5/$1,293,977	15/$617,247B 5/$441,299B	16/$6,633,970	None
	Robert Spano	3/$1,160,582B	13/$649463B 5/$441,299B	14/$1,173,204B	None

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THE PRUDENTIAL SERIES FUND 26

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Jennison Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiro "Sig" Segalas	16/$19,330,807B	2/$281,078M 3/$175,237M**	9/$2,194,614B	None
	Michael A. Del Balso	12/$8,308,488B	5/$1,354,773B	11*/$1,115,738B	None
	Kathleen A. McCarragher	12/$8,101,584B 1/$1,106,428B**	3/$310,460M	44/$5,447,252B	None

Jennison 20/20 Focus Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiros "Sig" Segalas	16/$21,275,350B	2/$281,078M 3/$175,237M**	9/$2,194,614B	None
	David A. Kiefer	11/$12,111,779B	3/$1,024,429B 3/$163,316M**	5*/$162,598M	None
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Natural Resources Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	David A. Kiefer, CFA	11/$10,594,761B	3/$1,024,429B 3/$163,316M**	5*/$162,598M	None
	John "Jay" Saunders	1/$3,279,468B	0	0	$50,001-$100,000
	Neil P. Brown, CFA	1/$3,279,468B	0	0	None
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
Small Capitalization Stock Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
QMA	John Moschberger	4*/$6,544,957,586	14*/$9,769,817,270	2*/$2,130,293,383	None
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
Stock Index Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
QMA	Wai Chang	4*/$4,121,753,301	14*/$9,769,817,270	2*/$2,130,293,383	None
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
Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Avi Z. Berg	2/$1,272,275B	4/$143,604M	3*/$5,781M	None
	David A. Kiefer	2/$1,272,275B	0	4*/$143,604M	None
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SP Davis Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Davis Advisors	Christopher C. Davis	28/$83B	11/$1.2B	132/$12.7B	None
	Kenneth C. Feinberg	26/$82.8B	10/$1.1B	132/$12.7B	None
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
SP International Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	W. George Grieg	12/$16,028.5M	10/$1915.1M	2928/$11861.2M	None
Marsico Capital Management, LLC	James G. Gendelman	17/$41,935M	15/$2,899M	169/$29,183M	None
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27

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SP International Value Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	28/$9,408M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Menno Vermeulen	28/$9,408M	31/$12,085M	514/$51,021M 25/$3.9B	None
	Puneet Mansharamani	28/$9,408M	31/$12,085M	514/$51,021M 25/$3.9B	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	17/$24.4B	13/$2.2B	10,205/$10.9B 2/$1.1B	None
	Wendy Trevisani	9/$18.4B	7/$640.5M	7,379/$7.2B 1/$122.3M	None
	Lei Wang, CFA	9/$18.4B	7/$640.5M	7,379/$7.2B 1/$122.3M	None

SP Mid Cap Growth Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	Kenneth J. Turek	3/$1.6 billion	None	38/$822 million	None
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
SP PIMCO High Yield Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Mark Hudoff	8/$12,875.43M	27/$7,706.21M 2/$308.12M	21/$4,196.45M	None
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
SP PIMCO Total Return Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company	Chris Dialynas	12/$1,824.22M	16/$7,422.03M	103/$46,656.51M 11/$3,346.54M	None
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SP Prudential U.S. Emerging Growth Portfolio
Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	John P. Mullman	2/$2,883,548B	5/$625,656M 3/$100,146M**	8*/$1,121,913B	None
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SP Small Cap Value Portfolio
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	James (Chip) Otness	5/$2.0B	2/$315.0M 2/$315.0M	22/$3.4B 1/$140.M	None
	Lisa Parisi	38/$16.8B	3/$345.6M 3/$345.6M	289/$31.0B 2/$250.2M	None
	Dolores Bamford	38/$16.8B	3/$345.6M 3/$345.6M	289/$31.0B 2/$250.2M	None
	J.Kelly Flynn	12/$11.7B	3/$345.6M 3/$345.6M	56/16.0B 1/$140.0M	None
	Scott Carroll	38/$16.8B	3/$345.6M 3/345.6M	289/$31.0B 2/$250.2M	None
	Sally Pope Davis	5/$2.0B	2/$315.0M 2/$315.0M	22/$3.4B 1/$140.0M	None
	Robert Crystal	5/$2.0B	2/?$315.0M 2/$315.0	22/$3.4B	None
ClearBridge Advisors, LLC	Peter Hable	9/$7.64B	4/$0.36B 1/$0.01B	47,666/$11.31B	None
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THE PRUDENTIAL SERIES FUND 28

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SP Strategic Partners Focused Growth Portfolio
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiros "Sig" Segalas	16/$21,416,073B	2/$281,078M 3/$175,237M**	9/$2,194,614B	None
	Kathleen A. Mc Carragher	22/$10,186,850B 1/$1,106,428B**	3/$310,460M	44/$5,447,252B	None
AllianceBernstein L.P.	Scott Wallace	14/$10,147 million	18/$1,275 million	39,276/$35,456 million	None
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SP Aggressive Growth Asset Allocation Portfolio
Adviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	14/$20.2 billion	0	1/$145.5 million	None
	Brian Ahrens	13/$16,876,525,816	0	0	None
	Michael A. Lenarcic	30/$30,030,728,557	26/$10,105,700,881	103/$20,579,409,371	None
	Ted Lockwood	30/$30,030,728,557	26/$10,105,700,881	104/$20,662,095,040	None
	Edward L. Campbell	14/$20.2 billion	0	1/$145.5 million	None
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SP Balanced Asset Allocation Portfolio
Adviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	14/$20.2 billion	0	1/$145.5 million	None
	Brian Ahrens	13/$15,738,346,778	0	0	None
	Michael A. Lenarcic	30/$28,844,541,840	26/$10,105,700,881	103/$20,579,409,371	None
	Ted Lockwood	30/$28,844,541,840	26/$10,105,700,881	104/$20,662,095,040	None
	Edward L. Campbell	14/$20.2 billion	0	1/$145.5 million	None
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SP Conservative Asset Allocation Portfolio
Adviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	14/$20.2 billion	0	1/$145.5 million	None
	Brian Ahrens	13/$16,453,342,045	0	0	None
	Michael A. Lenarcic	30/$29,614,397,490	26/$10,105,700,881	103/$20,579,409,371	None
	Ted Lockwood	30/$29,614,397,490	26/$10,105,700,881	104/$20,662,095,040	None
	Edward L. Campbell	14/$20.2 billion	0	1/$145.5 million	None
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SP Growth Asset Allocation Portfolio
Adviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts**	Ownership of Fund Securities
Prudential Investments LLC	Marcus Perl	14/$20.2 billion	0	1/$145.5 million	None
	Brian Ahrens	13/$15,898,754,863	0	0	None
	Michael A. Lenarcic	30/$28,982,872,553	26/$10,105,700,881	103/$20,579,409,371	None
	Ted Lockwood	30/$28,982,872,553	26/$10,105,700,881	104/$20,662,095,040	None
	Edward L. Campbell	14/$20.2 billion	0	1/$145.5 million	None
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Notes to Portfolio Manager Other Account and Fund Ownership Tables:

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Jennison * Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
** The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

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Marsico * 1 of the ‘other accounts' is a wrap fee platform which includes approximately 30,256 underlying clients for total assets (in millions) of approximately $13,117.

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QMA QMA "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.
* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
**12 of these accounts with aggregate assets of $5,832,921,816 are subject to performance-based advisory fees.

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PIM * For PIM, "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles. For PIM, "Other Accounts" includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts. For QMA, "Other Pooled Investment Vehicles" includes coomingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. For QMA, "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates.

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29
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** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

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SP Asset Allocation Portfolios
*Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).
**Twelve of these accounts with aggregate assets of $5,832,921,816 are subject to performance-based advisory fees.

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Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each Subadviser (or, where applicable, the Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager's management of a Portfolio's investments and investments in other accounts.

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AllianceBernstein L.P.

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Portfolio Manager Compensation

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

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(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year?to?year and hence, is not particularly sensitive to performance.

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(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

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(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities. [1]

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(iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

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[1] Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

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THE PRUDENTIAL SERIES FUND 30
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Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

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Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

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Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

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Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

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AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

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To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

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31
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ClearBridge Advisors, LLC

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Portfolio Manager Compensation

ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has an incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data. Longer-term (5- year) performance is more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral tracks performance of their primary managed product, while another 25% tracks performance of an elected fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Potential Conflicts of Interest

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Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above.

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The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

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These potential conflicts include:

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Allocation of Limited Time and Attention . A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Limited Investment Opportunities .If a portfolio manager identifies a limited investment opportunity that may be

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THE PRUDENTIAL SERIES FUND 32
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suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

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Pursuit of Differing Strategies . At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

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Variation in Compensation . A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Selection of Broker/Dealers . Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

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Related Business Opportunities . The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

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Davis Advisors

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Compensation

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Kenneth Feinberg's compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

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Christopher Davis' annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

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Conflicts of Interest

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Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

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33
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  The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

  With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

  Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

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EARNEST Partners LLC
Compensation

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EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

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Conflicts of Interest

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No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

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Goldman Sachs Asset Management, L.P.

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Portfolio Managers' Compensation
Base Salary and Performance Bonus. GSAM and the GSAM Value Team's (the "Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

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The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

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  Individual performance (relative, absolute)

  Team performance (relative, absolute)

  Consistent performance that aligns with clients' objectives

  Achievement of top rankings (relative and competitive)

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The benchmark for this Portfolio is the Russell 2000 Value Index.

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Other Compensation . In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are

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THE PRUDENTIAL SERIES FUND 34

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eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

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Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

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Conflicts of Interest

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GSAM's portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

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GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

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Jennison

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Compensation

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Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to alloc the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

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Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

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The following factor will be reviewed for Blair A. Boyer, Michael A. Del Balso, Kathleen A. McCarragher, Spiros "Sig" Segalas, David A. Kiefer, Avi Z. Berg and John P. Mullman:
° One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

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The following factor will be reviewed for John "Jay" Saunders and Neil P. Brown:

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°The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to market conditions, the strategy's passive benchmarks and the investment professional's respective coverage universes.

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The following factors will be reviewed for each portfolio manager:
° Historical and long-term business potential of the product strategies;
°Qualitative factors such as teamwork and responsiveness; and
°Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

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The passive indices reviewed for each portfolio manager are as follows: (i) Diversified Conservative Growth Portfolio : Michael A. Del Balso (Russell 1000® Growth Index), Spiros "Sig" Segalas (Russell 1000® Growth Index), Kathleen A. McCarragher (Russell 1000® Growth Index), David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index); (ii)Equity Portfolio : Blair A. Boyer (Russell 1000® Growth Index), David A. Kiefer (Russell 1000® Value Index) and Spiros "Sig" Segalas (Russell 1000® Growth Index); (iii) Jennison Portfolio : Michael A. Del Balso (Russell 1000® Growth Index), Spiros "Sig" Segalas (Russell 1000® Growth Index) and Kathleen A. McCarragher (Russell 1000® Growth Index); (iv) Jennison 20/20 Focus Portfolio : Spiros "Sig" Segalas (Russell 1000® Growth Index) and David A. Kiefer (Russell 1000® Value Index); (v) Natural Resources Portfolio : David A. Kiefer (Lipper Natural Resources Index), John "Jay" Saunders (Lipper Natural Resources Index) and Neil P. Brown (Lipper Natural Resources Index); (vi) Value Portfolio : David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index); (vii) SP Prudential U.S. Emerging Growth Portfolio : John P. Mullman (Russell Midcap® Growth Index) and (viii): SP Strategic Partners Focused Growth Portfolio : Spiros "Sig" Segalas (Russell 1000® Growth Index) and Kathleen A. McCarragher (Russell 1000® Growth Index).

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Conflicts of Interest

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In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

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Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

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Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

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In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

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LSV Asset Management

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Portfolio Manager Compensation

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LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm's net income.

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Potential Conflicts

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THE PRUDENTIAL SERIES FUND 36
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LSV's management of other accounts could give rise to potential conflicts of interest in connection with their management of the Funds' investments on the one hand, and the investments of the other accounts on the other. The other accounts may have the same investment objective as the Funds. Therefore a potential conflict of interest may arise whereby LSV might be incented to favor one account over another. It is also possible that a potential conflict of interest may arise because LSV manages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-based fee. LSV has in place means to establish that investment opportunities are fairly and equitably allocated.

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Marsico Capital Management, LLC

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Portfolio Manager Compensation

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Compensation for MCM's portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM's portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

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Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

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MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's Investment Management Team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Material Conflicts
As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

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The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies a seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

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MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

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Neuberger Berman Management, Inc.

Portfolio Manager Compensation

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A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component i appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i)
whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.'s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

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Conflicts of Interest

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While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

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As a result of the portfolio manager's day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

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From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it.

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Pacific Investment Management Company LLC

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Conflicts of Interest
 From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

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Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

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Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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THE PRUDENTIAL SERIES FUND 38
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Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

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Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

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Portfolio Manager Compensation
PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

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Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

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In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

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• 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

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• Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

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• Amount and nature of assets managed by the portfolio manager;

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• Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

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• Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

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• Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager; • Contributions to asset retention, gathering and client satisfaction;

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• Contributions to mentoring, coaching and/or supervising; and

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• Personal growth and skills added.

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A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

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Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

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39
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Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

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Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

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Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr.Gross received a grant of restricted stock of Allianz, the last of which vested on May5, 2005.

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From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for ClassA Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The ClassA Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

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Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

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Securities Ownership
 The respective portfolio managers were not a beneficial owner of shares of a Fund that he managed as of 12/31/07.

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Prudential Investment Management, Inc.
Compensation

Prudential Investment Management, Inc.'s Fixed Income unit ("PIM Fixed Income") seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM Fixed Income's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between restricted stock of Prudential Financial, providing investment professionals with an ownership stake, and interests in a phantom stock plan pursuant to which investment professionals are compensated based upon the three-year growth of certain portions of PIM Fixed Income's asset management business. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

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The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals' annual cash bonus is paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

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1) Investment performance (pre-tax) of all portfolios managed by PIM-Fixed Income, in the aggregate, which affect the size of the annual incentive pool. Performance of the portfolios is judged versus the benchmarks against which each of the portfolios is managed or versus the performance of appropriate market peer groups. These portfolios are managed utilizing a variety of strategies and against benchmarks appropriate for each portfolio, 2) PIM Fixed Income's business results as measured by financial indicators such as revenue growth, operating income growth and return on required equity, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year.

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THE PRUDENTIAL SERIES FUND 40
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A portfolio manager's long-term incentive grant of phantom stock units and restricted Prudential Financial stock is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. The value of the phantom stock units will reflect the three-year growth of certain portions of PIM Fixed Income's asset management business but will exclude from this calculation the growth of PI-managed mutual funds.

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PIM Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional's incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization. The performance of each Fund is judged against the applicable Lipper performance peer group/peer universe, as part of this process.

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The performance of each Portfolio subadvised by PIM is judged versus the Lipper categories identified below:

Conservative Balanced Portfolio: Lipper VP Mixed-Asset Target Allocation Growth Funds
Diversified Conservative Growth Portfolio: Lipper VP Mixed-Asset Target Allocation Moderate Funds
Flexible Managed Portfolio: Lipper VP Mixed-Asset Target Allocation Growth Funds
Government Income Portfolio: Lipper VP General U.S. Government Funds
High Yield Bond Portfolio: Lipper VP High Current Yield Funds
Diversified Bond Portfolio: Lipper VP Intermediate Investment Grade Debt Funds

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Conflicts of Interest

PIM is an indirect, wholly-owned subsidiary of Prudential Financial. PIM is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PIM's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

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A portion of PIM Fixed Income's long-term incentive grant includes phantom stock units, the value of which reflects the three-year growth of certain portions of PIM Fixed Income's asset management business. The calculation of growth does not include the growth of PI-managed mutual funds. A portfolio manager may face a conflict of interest given that a piece of his or her long-term compensation is not affected by the growth of PI-managed mutual funds, including this fund. A portfolio manager's compensation may be affected as discussed above by the performance of the mutual funds he or she manages.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PIM's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This can occur particularly with respect to fixed income investments because PIM has a bank loan unit that often invests in private loans that require the issuer to provide material, non-public information. PIM generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM's fixed income unit has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

Certain affiliates of PIM develop and may publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security, issuer or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities

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41
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of the issuer. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PIM's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

PIM may cause securities transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at prices whic may be different. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

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PIM and its affiliates manage certain funds, including hedge funds, that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PIM and/or certain of its affiliates may have an interest in such funds. PIM and its affiliates have implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

For example, the accounts may at times be precluded from taking positions over-weighted versus an index in securities and other instruments in which one or more of the funds hold short positions. Lending, borrowing and other financing opportunities with respect to securities for which the market is paying a premium rate over normal market rates and for which there may be limited additional demand will be allocated to the accounts prior to allocating the opportunities to such funds.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Prudential Financial and the general account of The Prudential Insurance Company of America ("PICA") may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PIM may invest Fund assets in the securities of companies with which PIM or an affiliate of PIM has a financial relationship, including investment in the securities of companies that are advisory clients of PIM.

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Prudential Investments LLC

Portfolio Manager Compensation

Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

- Attract and reward highly qualified employees
- Align with critical business goals and objectives
- Link to the performance results relevant to the business segment and Prudential
- Retain top performers

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THE PRUDENTIAL SERIES FUND 42
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- Pay for results and differentiate levels of performance
- Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview:
The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan – from CEO through an entry-level job – is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview:
The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance – which determines the available dollar amounts – and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview:
In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

Compensation – Two of the portfolio managers for the AST Dynamic Asset Allocation Portfolios (Michael Lenarcic and Ted Lockwood) do not receive any compensation in connection with their services and activities for those portfolios. They are, however, compensated as employees of an affiliated investment adviser. Set forth below is an explanation of the material conflicts of interest that may arise as a result of this fact.

Conflicts of Interest
Two of the portfolio managers for the Dynamic Asset Allocation Portfolios (the "Portfolios") are also employees and/or officers of an affiliated investment adviser of PI (the "Affiliate"). As a result, these portfolio managers will spend a significant portion of their time on matters unrelated to the Portfolios. In addition to their duties to the Portfolios, these managers are responsible as employees and/or officers of the Affiliate for managing certain accounts and portfolios (including asset allocation accounts and portfolios), including accounts of affiliates, institutional accounts, mutual funds (including those managed by PI), insurance company separate accounts, various pooled investment vehicles and accounts with performance based fees. As a result of the foregoing, conflicts of interest will arise, including those relating to allocation of management time, services and functions among PI, the Affiliate and their Clients.

As described above under "Compensation", these portfolio managers are not entitled to receive compensation for their roles as portfolio managers of the Dynamic Asset Allocation Portfolios. However, they are compensated as employees/officers of the Affiliate for their services and activities with respect to the Affiliate's client accounts and portfolios. The compensation is a combination of base salary, performance-based annual cash incentive bonus and long-term incentive grant. The long-term incentive grant is subject to increase or decrease based on the annual performance of certain accounts advised by the Affiliate (these could include sub-advised mutual funds and sleeve portfolios for which PI serves as investment manager). As a result of the foregoing, there may be an incentive for these portfolio managers to favor the Affiliate and the Affiliates' client accounts when allocating their time and attention among the matters relating to the Affiliate and PI.

PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests;

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however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

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Quantitative Management Associates LLC (QMA)

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Compensation
QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

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The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

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An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consi of stock options and restricted stock of Prudential Financial, Inc. (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

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The size of the annual cash bonus pool available for individual grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and benchmarks, and 2) business results as measured by QMA's pre-tax income.

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The size of the annual long-term incentive pool available for individual grants is determined based on a percentage of the total compensation of QMA's eligible employees for the prior year.

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Conflicts of Interest
QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other

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THE PRUDENTIAL SERIES FUND 44
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securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolios that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the model is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is

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managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are n harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

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RS Investment Management Co. LLC

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Compensation

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RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. William J. Wolfenden III and D. Scott Tracy are part of the Growth Group (the "Group").

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In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

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In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determine all salaries and bonuses for the Group for each fiscal year end. Salaries are based on industry standards, as described above.

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Bonuses within the Group are based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

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Assets under management do not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affect the fee revenue attributable to the Group, which in turn affects the maximum amount of money available for that Group's aggregate salaries and bonuses.

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Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

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Conflicts of Interest

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Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

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RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fairover timeto all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments' policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those account based on the

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THE PRUDENTIAL SERIES FUND 46
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size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments' reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it woul be if similar transactions were not being executed concurrently for other accounts.

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T. Rowe Price Associates, Inc.

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Portfolio Manager Compensation Structure

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Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

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Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

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Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

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All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

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This compensation structure is used for all portfolios managed by the portfolio manager.

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Conflicts of Interest

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We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s) included in response to this question.

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Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation" abo our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager

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Thornburg Investment Management, Inc.
Compensation

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The compensation of the portfolio manager includes an annual salary annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately

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47
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annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained form compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager, including the Fund; multiple year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating return, relative to overall return. There is no material difference in the method used to calculate the portfolio manager's compensation with respect to the Fund and other account managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

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Conflicts of Interest

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Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investments and the manager's management of other accounts. These conflicts could include:

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  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

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The fund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund's investments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

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William Blair & Company LLC

Compensation

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The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio manager is a principal of William Blair, and as of December 31, 2007 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The portfolio manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the portfolio manager's ownership stake can vary over time based upon the portfolio manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Conflicts of Interest

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Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager's management of the Fund's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

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THE PRUDENTIAL SERIES FUND 48
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OTHER SERVICE PROVIDERS

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Custodians. The Bank of New York Mellon Corp. (BNY), One Wall Street, New York, New York 10286, and PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serve as Custodians for the Fund's portfolio securities and cash, and in that capacity, maintain certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States. The table below identifies the Custodian for each of the Fund's Portfolios as of the most recently completed fiscal year.

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Portfolio Custodians
Portfolio	Custodian
Conservative Balanced	BONY
Diversified Bond	BONY
Diversified Conservative Growth	PFPC
Equity	PFPC
Flexible Managed	BONY
Global	BONY
Government Income	BONY
High Yield Bond	BONY
Jennison	BONY
Jennison 20/20 Focus	BONY
Money Market	BONY
Natural Resources	BONY
Small Capitalization Stock	BONY
Stock Index	BONY
Value	BONY
SP Davis Value	PFPC
SP International Growth	PFPC
SP International Value	PFPC
SP Mid Cap Growth	PFPC
SP PIMCO High Yield	PFPC
SP PIMCO Total Return	PFPC
SP Prudential U.S. Emerging Growth	BONY
SP Small Cap Value	PFPC
SP Strategic Partners Focused Growth	PFPC
SP Asset Allocation Portfolios	BONY
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Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund's independent registered public accounting firm for the five fiscal years ended December 31, 2007, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year.

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Transfer Agent. The transfer agent for the Fund is Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

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The Fund's Board appointed PFPC Inc. as sub-transfer agent to the Fund. PMFS has contracted with PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PFPC Inc. for such services.

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Securities Lending Agent. Prudential Investment Management, Inc. (PIM) serves as securities lending agent for the Fund, and in that role administers the Portfolios' securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During 2007, PIM received the following amounts as securities lending agent for the Portfolios:

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Compensation Received by the Securities Lending Agent
Portfolio	Amount
Conservative Balanced Portfolio	$230,375
Diversified Bond Portfolio	101,608
Equity Portfolio	795,224
Flexible Managed Portfolio	385,184
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Global Portfolio	90,118
Government Income Portfolio	28,951
High Yield Bond Portfolio	384,181
Jennison 20/20 Focus Portfolio	138,530
Jennison Portfolio	682,720
Natural Resources Portfolio	518,396
Small Capitalization Stock Portfolio	672,570
Stock Index Portfolio	405,608
Value Portfolio	273,387
SP Davis Value Portfolio	35,168
SP International Growth Portfolio	17,625
SP Mid Cap Growth Portfolio	76,577
SP Prudential U.S. Emerging Growth Portfolio	56,836
SP Small Cap Value Portfolio	229,471
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INFORMATION ON DISTRIBUTION ARRANGEMENTS

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Distributor. Prudential Investment Management Services LLC (PIMS or the Distributor), a wholly-owned subsidiairy of Prudential Financial, Inc., acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA) PIMS' principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Distribution and Service Plan for Class II Shares. The Fund has adopted a Distribution and Service Plan pursuant to Rule12b-1 of the Investment Company Act (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund's underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25% of the average net assets of the Class II shares.

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The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund's Board of Trustees, including a majority vote of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Trustees). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

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The chart below shows, for the last fiscal year, the amounts received by PIMS in distributing Class II shares of the Portfolios. PIMS spent all of the amounts received. PIMS spent all of the amount received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

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Amounts Received by PIMS
Portfolio	Amount
Equity	$4,353
Jennison	51,742
Jennison 20/20 Focus	637,702
Natural Resources	75,674
Value	7,856
SP International Growth	61,622
SP Prudential U.S. Emerging Growth	908
SP Strategic Partners Focused Growth	72,796
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Administration Agreement. The Fund has entered into an administration agreement with PI with respect to Class II shares of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of 0.15% of the average daily net assets of Class II shares of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three fiscal years:

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Portfolio	2007	2006	2005
Equity	$2,612	$2,776	$2,101
Jennison	31,045	26,966	95,773
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THE PRUDENTIAL SERIES FUND 50
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Jennison 20/20 Focus	382,621	268,809	196,545
Natural Resources	45,404	21,820	2,443
Value	4,714	4,708	4,705
SP International Growth	36,971	35,755	152,975
SP Prudential U.S. Emerging Growth	545	520	527
SP Strategic Partners Focused Growth	43,678	53,696	55,216
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

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees with respect to Class II shares. Fee waivers and subsidies will increase a Portfolio's total return.


PORTFOLIO TRANSACTIONS AND BROKERAGE


The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s), and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.


The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term "Manager" includes the investment Subadviser(s). Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equi Group LLC ("Prudential Equity") and its affiliates or one of the affiliates of the Subadviser(s) (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.


In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund's order.


In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.


When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one


51


investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions .


When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which any affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the Securities Exchange Act of 1934, as amended, an affiliated broker may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. The affiliated broker must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by it from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon the broker by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to Wachovia Securities, Prudential Equity, or any other affiliated broker for the three most recently completed fiscal years:

Total Brokerage Commissions Paid by the Fund
Portfolio	2007	2006	2005
Conservative Balanced	$277,036	$408,929	$108,111
Diversified Bond	81,900	83,088	97,943
Diversified Conservative Growth	106,353	113,132	137,219
Equity	4,840,779	5,966,178	6,865,229
Flexible Managed	2,692,846	3,209,158	3,050,019
Global	828,583	937,896	1,831,549
Government Income	38,412	26,127	33,837
High Yield Bond	12	5,294	778
Jennison	2,573,775	3,011,419	2,933,383
Jennison 20/20 Focus	812,487	606,829	440,426
Natural Resources	1,368,710	1,711,554	1,528,096
Small Capitalization Stock	10,456	11,347	30,482
Stock Index	140,081	183,394	173,158
Value	2,353,305	2,064,607	2,463,477
SP Davis Value	65,183	78,987	73,086

THE PRUDENTIAL SERIES FUND 52

SP International Growth	1,168,102	1,418,096	1,426,440
SP International Value	520,280	191,692	93,665
SP Mid Cap Growth	161,040	206,008	170,339
SP PIMCO High Yield	1,957	17,358	22,539
SP PIMCO Total Return	657,888	349,575	196,033
SP Prudential U.S. Emerging Growth	287,758	340,635	725,488
SP Small Cap Value	372,996	536,132	768,186
SP Strategic Partners Focused Growth	133,450	174,333	160,138

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity During Fiscal Year Ended December 31, 2007
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities Prudential Equity
Diversified Conservative Growth	$250	0.24%	0.52%
Jennison	25,432	0.99%	1.45%
Jennison 20/20 Focus	10,700	1.3%	Less than 0.05%
Value	49,792	2.1%	3.33%
SP Davis Value	103	0.16%	0.06%
SP Prudential U.S. Emerging Growth	28	Less than 0.05%	Less than 0.05%
SP Small Cap Value	1,213	0.33%	0.32%

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity During Fiscal Year Ended December 31, 2006
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid	% of Dollar Amount Involving Commissions Effected Through Wachovia Securities/Prudential Equity
Equity	$125,432	2.1%	0.8%
Jennison	43,927	1.5%	Less than 0.05%
Jennison 20/20 Focus	2,205	0.4%	Less then 0.05%
Value	63,845	3.1%	Less than 0.05%
SP Small Cap Value	681	0.1%	0.1%
SP Strategic Partners Focused Growth	769	0.4%	0.7%

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity During Fiscal Year Ended December 31, 2005
Portfolio	Commissions Paid to Wachovia Securities/Prudential Equity	% of Commissions Paid	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
Diversified Conservative Growth	$408	0.3%	2.6%
Equity	227,695	3.5%	2.5%
Global	14,949	0.8%	0.4%
Jennison	69,241	2.3%	2.2%
Jennison 20/20 Focus	5,841	1.3%	1.2%
Natural Resources	7,492	0.5%	0.5%
Value	108,069	4.4%	2.3%
SP Prudential U.S. Emerging Growth	4,700	0.6%	0.2%
SP Strategic Partners Focused Growth	1,433	0.9%	0.7%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2007
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
SP Mid Cap Growth	Lehman Brothers, Inc.	$10,082	6.26%	3.07%
	Neuberger Berman	324	0.20%	0.14%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2006
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount Effected Through Affiliated Broker
SP Small Cap Value	Legg Mason Investor Services, LLC	$2,710	0.5%	0.6%
SP Strategic Partners Focused Growth	Sanford C. Bernstein & Co., LLC	289	0.2%	0.1%

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2005
Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
SP Small Cap Value	Goldman Sachs Group	$8,416	1.1%	1.1%

53


ADDITIONAL INFORMATION


Fund History. The Prudential Series Fund, Inc. (PSF Maryland) was incorporated under Maryland law on November 15, 1982. PSF Maryland was reorganized into the Fund as of January 2, 2006. The Fund was organized as a Delaware statutory trust under Delaware law on September 9, 2005.


Description of Shares and Organization. As of the date of this SAI, the beneficial interest in the Fund is divided into 28 separate Portfolios and each Portfolio is divided into two classes as set forth below: Conservative Balanced Portfolio — Class I, Conservative Balanced Portfolio — Class II, Diversified Bond Portfolio — Class I, Diversified Bond Portfolio — Class II, Diversified Conservative Growth Portfolio —Class I, Diversified Conservative Growth Portfolio — Class II, Equity Portfolio — Class I, Equity Portfolio — Class II, Flexible Managed Portfolio — Class I, Flexible Managed Portfolio —Class II, Global Portfolio — Class I, Global Portfolio — Class II, Government Income Portfolio — Class I, Government Income Portfolio — Class II, High Yield Bond Portfolio — Class I, High Yield Bond Portfolio — Class II, Jennison Portfolio — Class I, Jennison Portfolio — Class II, Jennison 20/20 Focus Portfolio — Class I, Jennison 20/20 Focus Portfolio — Class II, Money Market Portfolio — Class I, Money Market Portfolio — Class II, Natural Resources Portfolio — Class I, Natural Resources Portfolio — Class II, Small Capitalization Stock Portfolio — Class I, Small Capitalization Stock Portfolio — Class II, Stock Index Portfolio —Class I, Stock Index Portfolio — Class II, Value Portfolio — Class I, Value Portfolio — Class II, SP Aggressive Growth Asset Allocation Portfolio — Class I, SP Aggressive Growth Asset Allocation Portfolio — Class II, SP Balanced Asset Allocation Portfolio — Class I, SP Balanced Asset Allocation Portfolio — Class II, SP Conservative Asset Allocation Portfolio — Class I, SP Conservative Asset Allocation Portfolio — Class II, SP Davis Value Portfolio — Class I, SP Davis Value Portfolio — Class II, SP Growth Asset Allocation Portfolio — Class I, SP Growth Asset Allocation Portfolio — Class II, SP International Growth Portfolio — Class I, SP International Growth Portfolio — Class II, SP International Value Portfolio — Class I, SP International Value Portfolio — Class II, SP Mid Cap Growth Portfolio — Class I, SP Mid Cap Growth Portfolio — Class II, SP PIMCO High Yield Portfolio — Class I, SP PIMCO High Yield Portfolio — Class II, SP PIMCO Total Return Portfolio — Class I, SP PIMCO Total Return Portfolio — Class II, SP Prudential U.S. Emerging Growth Portfolio — Class I, SP Prudential U.S. Emerging Growth Portfolio — Class II, SP Small Cap Value Portfolio — Class I, SP Small Cap Value Portfolio — Class II, SP Strategic Partners Focused Growth Portfolio — Class I, SP Strategic Partners Focused Growth Portfolio — Class II.


Each class of shares of beneficial interest of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class I shares are not subject to distribution fees or administration fees; (2) Class II shares are subject to distribution fees and administration fees; (3) each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (4)each share class is offered to a limited group of investors.


The shares of beneficial interest of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of beneficial interest of each class is equal as to earnings, assets, and voting privileges. Class II bears the expenses related to the distribution and administration of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio's assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees or administration fees.


From time to time, Prudential Financial, Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.


THE PRUDENTIAL SERIES FUND 54


PRINCIPAL SHAREHOLDERS


To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of the Portfolios of the Fund as of the date indicated:

Principal Portfolio Shareholders (as of April 3, 2008)
Portfolio	Shareholder Name	Address	Share Class	No. Shares/% of Portfolio

Money Market	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	47,777,265.851 / 35.042%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	32,278,665.314 / 23.675%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	24,181,863.725 / 17.736%
	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,526,921.570 / 12.122%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	11,940,504.058 / 8.758%
Diversified Bond	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	33,007,355.548 / 29.678%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	27,811,821.401 / 25.006%
	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	17,726,528.314 / 15.938%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	2,513,836.073 / 11.251%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	11,564,178.096 / 10.398%
Government Income	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	9,039,992.241 / 29.730%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	8,750,6652.047 / 28.778%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	8,563,710.639 / 28.164%
	VCA 24 Attn: J Salvati	30 Scranton Office Park, Scranton, PA 18507	A	2,918,231.766 / 9.597%
Conservative Balanced	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	60,678,072.602 / 37.905%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	43,857,684.288 / 27.397%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	36,846,806.896 / 23.018%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	8,233,950.024 / 5.144%
Flexible Managed	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	75,350,892.003 / 37.684%
	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	66,860,509.485 / 33.438%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	31,262,339.785 / 15.635%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,916,286.846 / 8.460%
High Yield Bond	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	155,708,299.877 / 47.207%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	104,962,137.568 / 31.822%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	30,245,704.045 / 9.170%
	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	22,273,675.580 / 6.753%
Stock Index	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	32,989,078.786 / 39.891%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	14,498,030.115 / 17.531%

55

	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	14,320,967.459 / 17.317%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	10,322,367.344 / 12.482%
	VCA 24 Attn: J Salvati	30 Scranton Office Park, Scranton, PA 18507	A	6,562,785.261 / 7.936%
Value	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	29,465,273.909 / 39.335%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,600,323.227 / 22.161%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,376,546.164 / 21.862%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	9,082,606.795 / 12.125%
Equity	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	56,662,737.555 / 38.785%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	34,089,816.220 / 23.334%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	23,199,076.200 / 15.880%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	13,348,034.701 / 9.137%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	8,689,599.483 / 5.948%
Jennison	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	22,201,810.852 / 25.257%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	19,542,364.211 / 22.231%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	11,798,093.660 / 13.421%
	SP: Growth Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	9,068,004.262 / 10.316%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	8,710,600.300 / 9.909%
	SP: Balanced Asset Allocation Portfolio	100 Mulberry Street GWC # 3, 9th Floor, Newark, NJ 07102	A	7,868,660.242 / 8.951%
Small Capitalization Stock	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	14,232,032.370 / 45.015%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	6,788,762.474 / 21.472%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	5,176,309.301 / 16.372%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,345,205.500 / 13.744%
Global	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,341,832.529 / 41.582%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	7,393,082.505 / 18.812%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	6,326,015.172 / 16.097%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	5,475,578.682 / 13.933%
	VCA 24 Attn: J Salvati	30 Scranton Office Park, Scranton, PA 18507	A	2,374,796.846 / 6.043%
Natural Resources	PRU Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	14,756,600.362 / 49.252%
	PRU Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	7,275,151.511 / 24.282%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,377,642.562 / 14.611%
20/20 Focus	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,607,648.201 / 18.390%
	The Ohio National Life Ins Co FBO Its Separate Accounts	PO Box 237, Cincinnati, OH 45201	A	9,377,975.490 / 37.429%
	Allianz Life Insurance Company Of North America	5701 Glolden Hills Dr., Minneapolis, MN 55416	A	6,263,560.624 / 24.999%

THE PRUDENTIAL SERIES FUND 56

	GE Life Annuity Assurance Comp Attn: Veriable Accounting	6610 W Broad St, Bldg 3, 5th Floor, Richmond, VA 23230	A	3,559,548.406 / 10.216%
Diversified Conservative Growth	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	9,861,744.524 / 94.860%
	PLNJ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	533,512.947 / 5.132%
SP Aggressive Growth Asset Allocation	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	13,293,557.982 / 71.517%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,031,785.555 / 21.690%
SP Balanced Asset Allocation	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	99,581,244.384 / 89.297%
	PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	5,763,020.066 / 5.168%
SP Conservative Asset Allocation	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	46,391,553.259 / 92.841%
SP Davis Value	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	18,074,036.496 / 72.906%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,787,104.611 / 19.310%
	PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	1,334,532.706 / 5.383%
SP International Value	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	10,164,687.347 / 24.597%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	10,028,354.203 / 24.267%
	SP: Growth Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	8,434,932.462 / 20.411%
	SP: Balanced Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	7,371,823.965 / 17.839%
	SP: Conservative Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	2,288,887.425 / 5.539%
SP Growth Asset Allocation	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	88,957,907.108 / 85.321%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	9,480,651.141 / 9.093%
SP International Growth	SP: Growth Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	13,251,163.045 / 23.144%
	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	12,814,166.472 / 22.380%
	SP: Balanced Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	11,499,080.954 / 20.084%
	Skandia Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,445,950.406 / 7.765%
	SP: Conservative Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	3,637,421.917 / 6.353%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	3,269,127.765 / 5.710%
	Allianz Life Insurance Company Of North America	5701 Glolden Hills Dr., Minneapolis, MN 55416	A	3,904,273.468 / 6.819%
SP Mid Cap Growth	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	12,609,857.473 / 73.401%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102	A	3,194,639.205 / 18.596%
SP Pimco High Yield	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,704,943.957 / 82.610%
	PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	1,456,344.539 / 7.202%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	1,356,494.216 / 6.708%
SP Pimco Total Return	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	38,383,658.761 / 33.019%
	SP: Balanced Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	31,958,745.025 / 27.492%
	SP: Conservative Asset Allocation	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	22,702,427.133 / 19.530%
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57
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	SP: Growth Asset Allocation Portfolio	100 Mulberry Street, GWC # 3, 9th Floor, Newark, NJ 07102	A	12,783,849.499 / 10.997%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	6,070,165.464 / 5.222%
SP Prudential U.S. Emerging Growth	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	16,819,263.570 / 71.946%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,438,200.438 / 18.985%
SP Small Cap Value	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	13,969,868.812 / 57.129%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	4,232,856.081 / 17.310%
	PLNJ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	1,487,527.908 / 6.083%
	Prudential Financial Pru Benefit Funding Attn: Tessie Businelli	80 Livingston Avenue, Building, Ros #3, Roseland, NJ 07068	A	1,252,580.647 / 5.122%
SP Strategic Partners Focused Growth	PLAZ Annuity Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	3,463,164.190 / 45.280%
	PLAZ Life Attn: Separate Accounts 7th Floor	213 Washington Street, Newark, NJ 07102	A	725,523.415 / 9.486%
	Allianz Life Insurance Company Of North America	5701 Golden Hills Dr., Minneapolis, MN 55416	A	3,041,148.460 / 39.763%

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As of the date indicated, the Trustees and Officers of the Fund, as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

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THE PRUDENTIAL SERIES FUND 58
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FINANCIAL STATEMENTS

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The financial statements of the Fund for the fiscal year ended December 31, 2007 incorporated by reference into this SAI by reference to the annual report to shareholders, have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. KPMG LLP's principal business address is 345 Park Avenue, New York, New York 10154.

The Fund's Annual Report, for the year ended December 31, 2007, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

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INVESTMENT RISKS AND CONSIDERATIONS

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Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the "Fund Portfolios, Investment Objectives and Policies" Section in Part I of the SAI, which identifies the types of investments and investment strategies that may be used by each Portfolio.Information contained in this section about the risks and considerations associated with a Portfolio's investments and/or investment strategies applies only to those Portfolios specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a "Covered Portfolio"). Information that does not apply to a Covered Portfolio does not form a part of the SAI as it relates to the Covered Portfolio and should not be relied on by investors in that Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of the SAI as it relates to a Covered Portfolio.

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ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

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Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

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Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

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Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

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BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio's asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

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A Portfolio may borrow from time to time, at the investment subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser's opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield ona Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so.

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THE PRUDENTIAL SERIES FUND 60
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CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

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In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

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Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

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Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

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To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities' investment value.

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Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

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Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a "Manufactured Convertible") or (iii) a synthetic security manufactured by another party.

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Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured


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61
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Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities ("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features ("equity features") granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

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A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

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More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Portfolio's objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio's credit exposure, or with U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a Manufactured Convertible. For example,a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

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The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

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CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio's recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.

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As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repa in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.


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THE PRUDENTIAL SERIES FUND 62
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A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

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DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Portfolio's investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

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DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs") are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

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DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative's cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

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HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio's hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

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INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that

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63
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returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, a certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

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The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referred to as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The application of the provisions of FAS 140 entailed a reclassification of transactions in which a Portfolio sells a municipal bond to a special purpose trust in order to create an inverse floater which the Portfolio receives from such trust in a financing transaction. The trust also issues floating rate notes to third parties. The Portfolio receives interest payments on inverse floaters that bear an inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified as a sale for financial statement presentation purposes. While such inverse floaters expose the Portfolio to leverage risk, they do not constitut borrowings for purposes of the Portfolio's restrictions on borrowings. The application of the provisions of FAS 140 with respect to inverse floaters otherwise acquired by the Portfolio is not currently subject to this reevaluation.

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Future financial statements for a Portfolio will reflect the application of the provisions of FAS 140, regardless of materiality. Pursuant to FAS 140, the Portfolio will record interest on the full amount of the municipal bonds held in the special purpose trusts as interest income and the Portfolio also will record the interest to holders of the floating rate certificates and fees associated with the trust as interest expense in the Statement of Operations. This change will cause the Portfolio's expense ratio to increase. However, neither the Portfolio's net income nor its distributions to shareholders is impacted since the increase in interest expense will be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Portfolio (instead of only the interest the Portfolio received on the inverse floater certificates it held directly).

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To the extent that a Portfolio owns such inverse floaters as of the financial reporting period end, another important change pursuant to FAS 140 is that the Portfolio's gross assets would increase by the par amount of the floating rate certificates issued by the affected special purpose trusts, with a corresponding increase in the Portfolio's liabilities. The Portfolio's net assets and net asset value per share should not be affected by this change in accounting because the increase in gross assets will be offset by a corresponding increase in liabilities.

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SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition,certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

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Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

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Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

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To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not

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constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards of the investment subadviser. The investment subadviser will monitor the creditworthiness of such parties.

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CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

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Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may b less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

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CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

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Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced deb obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

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TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio's portfolio because, in addition to its total net assets, the Portfolio

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would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio's obligations will be accrued on a daily basis, and the full amount of the Portfolio's obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

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Unless otherwise noted, a Portfolio's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.

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OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates.

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Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

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A Portfolio will write only "covered" options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

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CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

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Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

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PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as the purchaser of an option

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by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

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Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio's return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio's net assets would be required to cover its potential obligations under its hedging and other investment transactions.

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FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

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The sale of a futures contract limits a Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

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The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

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A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio inten to purchase.

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A Portfolio may only write "covered" put and call options on futures contracts. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the term of the option c or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio's assets that can be segregated.

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With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

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Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and each Portfolio is operated so as not to be deemed to be a "commodity pool" under the regulations of the Commodity Futures Trading Commission.

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FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles" of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

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FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

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CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantial currency risk, and also involve leverage risk.

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CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

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LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

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RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the net asset value of the Portfolio's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio's hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur,

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the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

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In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

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It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

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RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

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Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

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Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

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Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

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A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

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FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

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Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

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Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic

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developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio's ability to purchase or sell foreign securities or transfer the Portfolio's assets or income back into the United States, or otherwise adversely affect a Portfolio's operations. Other foreign market risks include foreig exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

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Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company's financial condition.

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Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

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Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

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Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

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Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio's exposure to loss.

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Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more

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difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

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Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

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DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

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A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

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ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio's assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio's operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. A Portfolio may invest in securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "Securities Act").

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Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio's ability to conduct portfolio transactions in such securities.

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Specific Portfolio Limits: Each Portfolio, other than the Money Market Portfolio may hold up to 15% of net assets in illiquid securities. The Money Market Portfolio may hold up to 10% of its net assets in illiquid securities.

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INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

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INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

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Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv national policies that may limit a Portfolio's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

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Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

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Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio's acquisition or disposal of securities.

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Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

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Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies,

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shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO "INVESTMENTS IN OTHER INVESTMENT COMPANIES."

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Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing inemerging markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

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Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is depende upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

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The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

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Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

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In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

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Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

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Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

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Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

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Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of

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investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

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The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

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Substantial limitations may exist in certain countries with respect to a Portfolio's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio's ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio's portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio's assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict a Portfolio's investments in certain foreign banks and other financial institutions.

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Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible fora Portfolio to lose its registration through fraud, negligence or mere oversight. Whilea Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprivea Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult fora Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Whilea Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss toa Portfolio.

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INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange traded Portfolios. In accordance with the1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio's total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Portfolio from investing all of its assets in shares of its Master Portfolio.) Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and short-term bond Portfolios without regard to such limitations, provided however, that in all cases the Portfolio's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio's total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires

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shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. SEE ALSO "RESTRICTIONS ON CERTAIN INVESTMENTS."

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JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities thatthe Managerbelieves are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

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  Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, U.S. and foreign corporations.

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MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

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To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturi extension risk

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could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

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Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association ("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

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MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.

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Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

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The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right wherebya Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability ofa Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

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Variable or floating rate securities includeparticipation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allowa Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Suc floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

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An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities incre or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. For additional information relating to inverse floaters, please see "Indexed and Inverse Securities."

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REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market

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illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

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REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

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REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

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Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio's repurchase agreement procedures.

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Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

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In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

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A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

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DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll,a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

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Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

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SECURITIES LENDING. Consistent with applicable regulatory requirements,a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1/ 3% of the value of a Portfolio's total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is thata Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

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A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent right which accompany loaned securities pass to the borrower,a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect ona Portfolio's investment in the securities which are the subject of the loan.A Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

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SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

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While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

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Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may require a Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

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While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the factors necessary to

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prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

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Small companies are generally little known to most individual investors although some may be dominant in their respective industries.The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

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Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

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Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

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SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time.

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A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

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Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on a Portfolio's records or with its Custodian.

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SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Portfolios to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may

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default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

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STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in whicha Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

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Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

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SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

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TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as

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part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

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A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.

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WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

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WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

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There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio's purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

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U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

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U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

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Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Ginnie Mae, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

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Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

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ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments

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is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

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A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio's exposure to such securities.

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Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

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In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio's exposure to such securities.

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NET ASSET VALUES

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Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is

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derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market make does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.
Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices

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provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

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TAXATION

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This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

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Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

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Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

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The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled "Federal Income Taxes." No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

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DISCLOSURE OF PORTFOLIO HOLDINGS

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Each Portfolio's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website. Each Portfolio's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters.

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In addition, the Fund may provide a full list of each Portfolio's portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. The Fund may also release each Portfolio's top ten holdings, sector and country

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breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

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When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

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Procedures for Release of Portfolio Holdings Information:

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1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.

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2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

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3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.

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4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

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5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of Portfolio holdings information.

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6. PI's Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio's custodian bank(s).

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As of the date of this Statement of Additional Information, the Fund will provide:

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1. Traditional External Recipients/Vendors

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  Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

  Full holdings on a daily basis to a Portfolio's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Portfolio for which the Subadviser has responsibility;

  Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.

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2. Analytical Service Providers

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  Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Portfolios only).

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

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In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

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In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

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The Board of Trustees of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

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Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

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There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

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In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

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In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

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The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

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There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.

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PROXY VOTING

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The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

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The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.

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The Manager delegates to each Portfolio's Subadviser(s) the responsibility for voting each Portfolio's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the Subadviser or its affiliates.

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The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each

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Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the internet at www.jennisondryden.com and on the Commission's website at www.sec.gov.

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CODES OF ETHICS

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The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, pesons who have access to information about a Portfolio's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.

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LICENSES AND MISCELLANEOUS INFORMATION

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The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's (S&P). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of a Portfolio or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.

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S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Portfolio, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.

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"Dow Jones Corporate Bond Index," "Dow Jones Industrial Average SM ," Dow SM ," "DIJA SM " and "Down Jones Select Dividend Index SM " are service marks of Dow Jones Company,Inc. (Dow Jones) and have been licensed for use for certain purposes by First Trust Advisors L.P. Dow Jones does not endorse, sell or promote any of the AST First Trust Portfolios. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust Advisors L.P. or the Trust a license to use its indexes.

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"Value Line®," "The Value Line Investment Survey" and "Value Line Timeliness™ Ranking System" are registered trademarks of Value Line Securities,Inc. or Value Line Publishing,Inc. that have been licensed to First Trust Advisors, L.P. The AST First Trust Portfolios are not sponsored, recommended, sold or promoted by Value Line Publishing,Inc., Value Line,Inc. or Value Line Securities,Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Trusts.

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"NYSE®" is a registered service mark of, and "NYSE International 100 Index SM " is a service mark of, the New York Stock Exchange,Inc. ("NYSE") and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

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APPENDIX I: DESCRIPTION OF BOND RATINGS

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STANDARD & POOR'S RATINGS SERVICES (S&P)

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Long-Term Issue Credit Ratings

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AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

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AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

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BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

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CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

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Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

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Commercial Paper Ratings

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A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

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Notes Ratings

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An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

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  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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Note rating symbols are as follows:

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SP-1 : Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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THE PRUDENTIAL SERIES FUND 88

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SP-2 : Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

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Debt Ratings

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Aaa : Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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Aa : Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

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A : Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

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Baa : Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba : Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B : Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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Caa : Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca : Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

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C : Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

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Short-Term Ratings

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Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

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PRIME-1 : Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

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  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

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PRIME-2 : Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

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MIG 1 : This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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MIG 2 : This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

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FITCH, INC.

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International Long-Term Credit Ratings

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AAA : Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

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AA : Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A : High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB : Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

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BB : Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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B : Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

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CCC, CC, C : High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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International Short-Term Credit Ratings

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F1 : Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

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F2 : Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F3 : Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B : Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

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C : High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

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Plus (+) or Minus (-) : Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

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AllianceBernstein L.P.
Proxy Voting

Rule 206(4)-6 of the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule require, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of Registrant's proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Registrant has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the clients' best interests. In this regard, Registrant has adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the "Statement of Policies and Procedures"). This Statement of Policies and Procedures reflects the policies of Registrant, including its BIRM unit, and Registrant's investment management subsidiaries.

The Statement of Policy and Procedures is a set of proxy voting guidelines that are intended to maximize the value of the securities in Registrant's clients' accounts. It describes the Registrant's approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and include Registrant's procedures for addressing material conflicts of interest that may arise between Registrant's interests and those of its clients in connection with its consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into Registrant's proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, Registrant's Proxy Voting Manual, as well as information about how Registrant with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105

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ClearBridge Advisors, LLC
PROXY VOTING GUIDELINES PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the "Policies") that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

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ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

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In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to

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abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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In furtherance of ClearBridge's goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge's compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

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ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

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If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

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Davis Advisors

Summary of Davis Advisors' Proxy Voting Policies and Procedures June 2006

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Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments. Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

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Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Clients may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to: Davis Selected Advisers, L.P., Attn: Chief Compliance Officer 2949 East Elvira Road, Suite 101 Tucson, Arizona, 85706.

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Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

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Other factors which we consider may include: (a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. (b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. (c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boa and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. (d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners.

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Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

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Conflicts of Interest . Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:(1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy; (3) Davis Advisors may obtain guidance from an independent third party; (4) The potential conflict may be immaterial; or Other reasonable means of resolving potential conflicts of interest which effectively insulate the decisio on how to vote client proxies from the conflict.

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EARNEST Partners LLC
Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, EARNEST Partners will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

- EARNEST Partners will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

- EARNEST Partners will not announce its voting intentions or the reasons for a particular vote.

- The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

- EARNEST Partners will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

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- All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing EARNEST Partners' concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners' policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures
EARNEST Partners has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and EARNEST Partners' Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and EARNEST Partners' Proxy Voting Guidelines. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client.

A detailed description of EARNEST Partners' specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE,
Suite 2300 Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

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Goldman Sachs Asset Management, L.P.
GOLDMAN SACHS FUNDS DESCRIPTION OF PROXY VOTING POLICY

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the "Investment Adviser"). The Investment Adviser has adopted policies and procedures (the "Policy") for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is

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the Investment Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser's guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

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Jennison Associates LLC (Jennison)

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

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LSV Asset Management

LSV Asset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Risk Metrics Group ("RMG") formerly Institutional Shareholder Services. RMG will implement LSV's proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RMG to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a

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different vote would add more value to the client's holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV's use of RMG is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was i the client's best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

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Marsico Capital Management, LLC MARSICO CAPITAL MANAGEMENT, LLC PROXY VOTING POLICY AND PROCEDURES
Statement of Policy
1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

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- MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

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- In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

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- MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

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- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

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- MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

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- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote ca date.

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Neuberger Berman Management Inc.
Proxy summary

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Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

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Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.

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For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

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In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

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If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

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Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

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The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

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Prudential Investment Management, Inc. (PIM)

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The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units. Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below. A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit. In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

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Voting Approach of PIM Asset Management Units

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Prudential Public Fixed Income. As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

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  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or

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  circumstances that suggest a vote not in accordance with the detailed policy,

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the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

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Prudential Real Estate Investors. As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

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  a proposal regarding a merger, acquisition or reorganization,

  a proposal that is not addressed in the unit's detailed policy statement, or circumstances that suggest a vote not in accordance with the detailed policy,

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the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

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Prudential Capital Group. As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.

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Quantitative Management Associates LLC (QMA)

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It is the policy of Quantitative Management Associates LLC ("QMA") to vote proxies on client securities in the best long-term economic interest of our clients, in accordance with QMA's established proxy voting policy and procedures. In the case of pooled accounts, our policy is to vote proxies on securities in such account in the best long-term economic interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, the proxy voting policy and procedures adopted by QMA include procedures to address potential material conflicts of interest arising in connection with the voting of proxies.

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QMA's proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect QMA's judgment of how to further the best long-range economic interest of our clients (i.e. the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. QMA's policy is generally to abstain from voting proxies on social or political issues. Where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer's management if we determine that voting is in the best economic interest of our clients. Our proxy voting committee is responsible for interpreting the proxy voting policy as well as monitoring conflicts of interest, and periodically assesses the policy's effectiveness.

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QMA utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with QMA's established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Advisers Act, QMA provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client's securities.

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RS Investment Management Co. LLC
SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

RS Investment Management Co. LLC ("RSIM") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which RSIM exercises voting authority and discretion (the "Proxies"). The advisory clients for which RSIM votes Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party. RSIM may, by agreement with a client, delegate proxy voting authority to a third party.

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The guiding principle by which RSIM votes on all matters submitted to security holders is to act in a manner consistent with the best interest of its clients, without subrogating the clients' interests to those of RSIM. The Policies are designed to ensure that material conflicts of interest on the part of RSIM or its affiliates do not affect voting decisions on behalf of the RSIM's clients.

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RSIM has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how RSIM plans to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether proxies will be voted by RSIM for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

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Because the Guidelines have been pre-established by RSIM, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate RSIM's voting decision with respect to a proposal. However, RSIM is

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permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when RSIM believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by RSIM's chief compliance officer whether there is any material conflict of interest between RSIM, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by RSIM to the company on whose behalf Proxies are being solicited, personal shareholdings of any RSIM personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of RSIM.

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Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel at RSIM. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

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RSIM has retained Institutional Shareholder Services ("ISS") to handle the administrative aspects of voting proxies for the accounts of advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the RSIM compliance department on a regular basis monitors matters presented for shareholder votes and tracks the voting of the Proxies.

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The Policies are subject to change at any time without notice.

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T. Rowe Price Associates, Inc.

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T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration
The T. Rowe Price Proxy Committee develops our firm's position on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines—many of which are consistent with ISS positions—T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations
T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For

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example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors: T. Rowe Price generally supports sla with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

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Executive Compensation: Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions: T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues: T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues: T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy

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Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

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Thornburg Investment Management, Inc.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with ISS Governance Services, a unit of RiskMetrics group, to act as the third-party voting service.

The proxy voting procedures are as follows:
- Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to ISS for review.
- After an analysis of the topics, ISS then forwards their recommendations to Thornburg Investment Management for review.
- Once Thornburg Investment Management has reviewed the recommendations provided by ISS a determination will be made to either override the recommendation or agree to vote as advised.
- Generally Thornburg Investment Management will vote with the recommendation made by ISS. Exceptions may exist when the vote concerns issues that are unique or non-routine.

Thornburg Investment Management will generally abstain from voting on all social issues.

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William Blair & Company, LLC
General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company's Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a "Case-by-Case" basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

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PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)	Certificate of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(a)(2)	Agreement and Declaration of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(b)	By-laws of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(c)	Not applicable
(d)(1)	Management Agreement between Prudential Investments LLC and The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(3)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(5)	Subadvisory Agreement between Prudential Investments LLC and Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(8)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(9)	Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(11)(i)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Natural Resources Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison 20/20 Focus Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Prudential U.S. Emerging Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005..
(v)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Value Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vi)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Equity Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(viii)	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Strategic Partners Focused Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(13)(i)	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (SP International Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Amendment to LSV Subadvisory Agreements.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(d)(14)(i)	Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(14)(ii)	Amendment to Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(d)(15)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(16)(i)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (SP PIMCO Total Return Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC. (SP PIMCO High Yield Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(17)(i)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Government Income Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(v)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (High Yield Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vi)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Money Market Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(vii)	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(18)(i)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(ii)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Small Capitalization Stock Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iv)	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Stock Index Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(19)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(21)(i)	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (SP T. Rowe Price Large-Cap Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(iii)	Voluntary Subadvisory Fee Waiver Arrangement	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(d)(22)(i)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(ii)	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (SP International Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(d)(23)	Subadvisory Agreement between Prudential Investments LLC and Thornburg Investment Management, Inc. (SP International Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(d)(24)	Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC (SP International Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(d)(25)	Subadvisory Agreement between Prudential Investments LLC and ClearBridge Advisors LLC (Equity Portfolio).	Filed herewith.
(e)	Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(f)	Not applicable
(g)(1)(i)	Form of Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Series Fund, Inc. dated May 19, 1997.	Incorporated by reference to Post-Effective Amendment No. Amendment No. 34 to this Registration Statement, filed April 24, 1998.
(ii)	Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America dated September 16, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank & Trust Company, effective January 1, 2000.	Incorporated by reference to Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(iv)	First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(v)	Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed August 4, 2000.

(vi)	Restated Supplement to Custody Agreement dated July 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.
(vii)	Second Amendment of Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company dated January 17, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.
(g)(2)(i)	Special Custody Agreement between Prudential Series Fund, Inc., Goldman, Sachs & Co., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	First Amendment of Custody Agreement between The Prudential Series Fund, Inc., and Prudential’s Gibraltar Fund Inc. and State Street Bank and Trust Company dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(g)(3)(i)	Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(iii)	Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund and State Street Bank and Trust dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(g)(4)(i)	Custodian Contract between Registrant and The Bank of New York (BNY) dated November 7, 2002.	Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 9 to the registration statement on Form N-1A filed April 30, 2003 (File No. 333-95849).
(ii)	Amendment dated June 6, 2005 to Custodian Contract between Registrant and BNY.	Incorporated by reference to the Strategic Partners Opportunity Funds Post-Effective amendment no. 14 to Registrant’s registration statement on Form N-1A filed May 31, 2006 (File No. 333-95849).
(iii)	Amendment dated December 27, 2007 to Custodian Agreement between the Registrant and BNY.	Incorporated by reference to the JennisonDryden Portfolios Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).
(h)(1)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007.	Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).
(h)(2)	Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007.	Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(h)(3)

Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(h)(4)

Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(h)(5)

Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc., and Prudential Investment Management Services LLC.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(h)(6)(i)

Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002.

Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(7)

Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(8)(i)

Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(9)(i)

Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(10)(l)

Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(ii)

Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)

Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(11)

Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(12)

Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(13)

Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(14)	Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(h)(15)(i)	Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 15, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(ii)	Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 29, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iii)	Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated September 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(iv)	Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated September 25, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(v)	Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated November 11,1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.
(h)(16)

Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(17)

Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.
(h)(18)	Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund and Prudential Investment Management Services LLC, dated August 15, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(19)	Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(h)(20)	Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(h)(21)	Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(h)(22)	Form of Letter Agreement with Insurance Companies having Participation Agreements with the Registrant.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(i)	Legal Opinion of Goodwin Procter LLP, counsel to The Prudential Series Fund.	Incorporated by reference to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006.
(j)	Consent of KPMG LLP, independent registered public accounting firm.	Filed herewith.
(k)	Not applicable.
(l)	Not applicable.
(m)	Rule 12b-1 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(n)	Rule 18f-3 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.
(o)	Not applicable.
(p)(1)	Code of Ethics of The Prudential Series Fund

Code of Ethics of the Registrant dated December 26, 2007. Incorporated by reference to the Dryden Small-Cap Core Equity Fund, Inc. Post-Effective Amendment No. 16 to the Registration Statement filed on Form N-1A via EDGAR on February 26, 2008 (File No. 333-24495).

(p)(2)

Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC, Prudential Investment Management Services LLC and Quantitative Management Associates LLC.

Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 49 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on January 31, 2006

(p)(3)	Revised Code of Ethics of Pacific Investment Management Company LLC.	Incorporated by referent to Post-Effective Amendment No. 57 to this Registration Statement, filed on April 28, 2006.
(p)(4)	Code of Ethics of Jennison Associates LLC.

Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 47 to the Registration Statement of Jennison Sector Funds, Inc. on Form N-1A (File No. 2-72097) filed via EDGAR on October 31, 2005.

(p)(6)	Amended Code of Ethics of Alliance Capital Management L.P.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001
(p)(7)	Code of Ethics of Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.
(p)(9)	Code of Ethics of ClearBridge Advisors, LLC.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.

(p)(10)	Code of Ethics of Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.
(p)(11)	Revised Code of Ethics of EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(13)	Code of Ethics of RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.
(p)(17)	Code of Ethics of William Blair & Company LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.
(p)(18)	Code of Ethics of LSV Asset Management.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(p)(19)	Code of Ethics of Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.
(p)(20)	Code of Ethics of Marsico Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.
(p(21)	Code of Ethics of Thornburg Investment Management, Inc.	Incorporated by reference to Exhibit (p)(25) to Post-Effective Amendment No. 62 to the Registration Statement of Advanced Series Trust (File No.33-24962), filed via EDGAR on April 26, 2007.
(p)(22)	Code of Ethics of T. Rowe Price Associates, Inc. dated March 1, 2008.	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement of Advanced Series Trust, which was filed via EDGAR on April 18, 2008.
(q)	Powers of attorney dated March 8, 2007.	Incorporated by reference to Post-Effective Amendment No. 55 to this Registration Statement, filed April 26, 2007.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider  Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2007, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 25. INDEMNIFICATION

Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides:  “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust.  Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”

Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides:  “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

Article XI of the Registrant’s by-laws provides:

“Section 1. Agents, Proceedings, Expenses. For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Section 2.  Indemnification. The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law

Section 3. Advances.  The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

Section 4.  Insurance.   Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Prudential Investments (PI)

See “How the Fund is Managed” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Management and Advisory Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of PI’s directors and principal executive officers are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission (File No. 801-31104), the text of which is hereby incorporated by reference.

(b) Subadvisers

The business and other connections of the directors and executive officers of AllianceBernstein, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Marsico Capital Management, LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-54914), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Neuberger Berman Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-58155), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of RS Investment Management, LP are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-44125), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of ClearBridge Advisors, LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-64710), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of T. Rowe Price Associates, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-856), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Thornburg Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-17583), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS' sole member (PIFM Holdco LLC) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant’s Transfer Agent, Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, the Registrant’s Custodians, The Bank of New York Mellon Corp. (BNY), 100 Wall Street, New York, New York 10286, and PFPC Trust Company , Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania 19113, or the Registrant’s other sub-advisers.

Prudential Investments LLC has entered into Subadvisory Agreements with the following:

Name of Subadviser	Address
AllianceBernstein, L.P.	1345 Avenue of the Americas, New York, NY 10105

ClearBridge Advisors, LLC	399 Park Avenue, New York, NY 10022

Davis Selected Advisers, L.P.	2949 East Elvira Road, Tucson, AZ 85706

EARNEST Partners LLC	1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

Goldman Sachs Asset Management, L.P.	32 Old Slip, 23rd floor, New York, NY 10005

Jennison Associates LLC	466 Lexington Avenue, New York, NY 10017

LSV Asset Management	One North Wacker Drive, Suite 4000, Chicago, IL 60606

Marsico Capital Management, LLC	1200 17th Street, Suite 1600, Denver, Colorado 80202

Neuberger Berman Management, Inc.	605 Third Avenue, New York, NY 10158

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, CA 92660

Prudential Investment Management, Inc.	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

Quantitative Management Associates LLC	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

RS Investment Management Co. LLC	388 Market Street, Suite 1700, San Francisco, CA 94111

T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, MD 21202

Thornburg Investment Management, Inc.	119 East Marcy Street, Suite 202, Santa Fe, NM 87501

William Blair & Company LLC	222 West Adams Street, Chicago, IL 60606

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 23rd day of April, 2008.

THE PRUDENTIAL SERIES FUND
*David R. Odenath, JR
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature		Title	Date

	*David R. Odenath, Jr.	Trustee and President (Principal Executive Officer)

	*Grace Torres	Treasurer & Principal Financial and Accounting Officer

	*Delayne Dedrick Gold	Trustee

	*Saul K. Fenster	Trustee

	*Robert F. Gunia	Trustee

	*W. Scott McDonald, Jr.	Trustee and Vice-Chairman

	*Thomas T. Mooney	Trustee and Chairman

	*Thomas M. O’Brien	Trustee

	*John A. Pileski	Trustee

	*F. Don Schwartz	Trustee

*By:	/s/ Claudia DiGiacomo	Attorney-in-Fact	April 23, 2008
Claudia DiGiacomo

THE PRUDENTIAL SERIES FUND

Exhibit Index

Item 23.	Description

Exhibit No.

(j)	Consent of KPMG LLP, independent registered public accounting firm
(d)(25)	Subadvisory Agreement between Prudential Investments LLC and ClearBridge Advisors LLC (Equity Portfolio).